UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2014 – July 31, 2014

Item 1: Reports to Shareholders

Semiannual Report | July 31, 2014

Vanguard Energy Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
Total
Returns
Vanguard Energy Fund
Investor Shares	14.68%
Admiral™ Shares	14.71
MSCI ACWI Energy Index	16.11
Global Natural Resources Funds Average	12.22
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2014, Through July 31, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$63.85	$72.99	$0.000	$0.217
Admiral Shares	119.83	137.02	0.000	0.407

Chairman’s Letter

Dear Shareholder,

After lagging the broad U.S. stock market for three consecutive fiscal years, the energy sector leaped ahead. For the six months ended July 31, 2014, the MSCI ACWI Energy Index returned 16.11%, almost double the return of the Russell 3000 Index and well ahead of the approximately 9% return of the broad global market. Higher oil prices stemming from strife in Iraq and elsewhere helped make energy the U.S. broad market’s best-performing sector.

Even with a robust return of 14.68% for Investor Shares (and a bit more for Admiral Shares), Vanguard Energy Fund lagged its benchmark index. Rewarding choices among integrated energy giants were more than offset by outsized stakes in some U.S.-based oil and gas exploration and production companies that sustained double-digit declines. However, the fund was more than 2 percentage points ahead of the average return of its global natural resource peers, many of which have significant allocations to sectors other than energy.

Stocks posted strong returns despite finishing with a thud
For the six months ended July 31, the broad U.S. stock market returned about 8% despite ending on a negative note. On the cusp of eking out a sixth straight monthly advance, returns tumbled on the period’s final day.

Overall, generally strong corporate earnings, investors’ willingness to embrace risk, and the Federal Reserve’s resolve to sustain historically low interest rates for an extended time were supportive. The market withstood conflict in the Middle East and Ukraine, economic concerns in China and Europe, and the Fed’s gradual reduction of its stimulative bond-buying program.

International stocks returned almost 10%. Emerging markets, which slumped notably in 2013, led the charge. The developed markets of the Pacific region managed double-digit returns as well. European stocks, despite retreating in July, also finished on positive ground.

Bonds’ recent rebound showed signs of fatigue
The broad U.S. taxable bond market returned 2.16%. Although bonds have rebounded after posting negative returns for 2013, they gradually lost momentum in June and July. The yield of the benchmark 10-year U.S. Treasury note ended the period at 2.56%, down from 2.70% on January 31 but up from 2.47% at the end of May. (Bond prices and yields move in opposite directions.)

Municipal bonds, lifted by the broad bond market’s rally and less restrained by the later decline in Treasury prices, returned 4.15%. Investor demand for tax-exempt income and a limited supply of new issues also helped.

Market Barometer

			Total Returns
	Periods Ended July 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.02%	17.06%	17.13%
Russell 2000 Index (Small-caps)	-0.30	8.56	16.56
Russell 3000 Index (Broad U.S. market)	8.25	16.37	17.08
FTSE All-World ex US Index (International)	9.73	15.78	9.13

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.16%	3.97%	4.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.15	7.27	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	1.85%	1.99%	2.04%

Results for money market funds and savings accounts remained tempered by the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.35%.

The fund gained in all subsectors; equipment and services stood out
Amid a rising chorus of headlines proclaiming that the United States is becoming energy self-sufficient, one might expect that our energy costs would become more insulated from geopolitical tensions involving oil-producing nations. Although there is some truth to that, renewed hostilities—such as those that flared up in June in Iraq—did lead to higher oil prices everywhere. This effect eased by the end of the period, but many energy company stocks benefited from the run-up.

Booming production from shale deposits in North Dakota and elsewhere helped lift many equipment and services providers, including some of your fund’s largest holdings. This subsector of the fund, about 10% of total assets on average for the period, was the best performer, with a six-month return of more than 20%. Integrated multinational oil and gas giants and companies focused on exploration and production, representing about three-quarters of total assets, weren’t far behind.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.38%	0.32%	1.34%
The fund expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the fund’s annualized expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2013.

Peer group: Global Natural Resources Funds.

As I’ve noted in past reports, higher oil prices can pinch the profit margins of refiners who process crude oil into other products such as gasoline. As a group, oil and gas refiners and marketers—a small slice of the fund—had some of the lowest returns.

In a turnabout from last year, the Energy Fund’s advisors added the most value relative to the benchmark with their choices among integrated multinationals. Selections among equipment and service providers were also rewarding. However, results were held back by above-benchmark stakes in some U.S.-based oil and gas explorers and producers that declined.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the six months. I would also like to acknowledge the Energy Fund’s 30th anniversary in May and thank Wellington Management Company, llp, for three decades of dedicated and continuing service as the fund’s lead advisor.

Don’t let complacency set your portfolio adrift
At Vanguard, we often warn against letting emotions become entangled with investments. When the financial markets are in turmoil, for example, we’ll caution investors not to let fear lead to rash decisions. But complacency—that mild-mannered counterpoint to fear—can also stand in the way of achieving your financial goals. And lately, conditions have been ripe for complacency.

In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of nearly 25%. That’s more than double the historical average annual return. And in recent weeks, several indexes touched all-time highs.

The investment winds don’t always blow favorably, of course—a point underscored by the sharp drop for stocks on the last day of July. This unwelcome retreat served to remind us that the exceptionally smooth sailing in the preceding months created risks of its own.

When markets are unusually tranquil, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance, you can end up with a portfolio that’s very different from, and potentially riskier than, the one you intended to have.

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on our four principles for investment success: Create clear, appropriate investment goals; develop a suitable asset allocation using broadly diversified funds; minimize cost; and maintain perspective and long-term discipline. (You can read more in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2014

Advisors’ Report

Vanguard Energy Fund returned 14.68% for Investor Shares and 14.71% for Admiral Shares for the six months ended July 31. The fund’s result lagged the 16.11% return of its benchmark index but outperformed the average return of global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on August 12, 2014.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	94	12,581	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Equity Investment	3	452	Employs a quantitative fundamental management
Group			approach using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies as
			compared with their peers.
Cash Investments	3	390	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

Wellington Management Company, LLP

Portfolio Manager:

Karl E. Bandtel, Senior Vice President

The investment environment
Global equities advanced during the six months ended July 31, 2014, but ended on a weaker note as the market pulled back in July. The global energy sector, benefiting from a supportive commodity backdrop, returned more than 16%, significantly outpacing the broad MSCI All Country World Index return of more than 9%.

Natural gas prices peaked in February as prolonged cold weather across the United States brought inventories there and in Canada to historically low levels. The Marcellus shale formation continued to drive supply growth, but production has declined in most other areas. Although much recent price activity, particularly during the winter, was centered on near-term U.S. contracts, longer-dated gas represents one of the lowest-priced hydrocarbons globally. Prices have appreciated from a year ago, but we think that higher prices are needed for natural gas supply to keep up with demand.

Our successes
Top individual contributors to relative returns included our positions in U.S.-based exploration and production companies Pioneer Natural Resources, EOG Resources, and Athlon Energy, all focused on oil shale assets in the Permian and Bakken basins. Our underweighting of Exxon Mobil also helped.

Pioneer Natural Resources has some of the best oil acreage in the Permian Basin, which we believe presents a solid opportunity for value capture and long-term value creation. We remain optimistic about the company’s growth prospects and we increased our position.

EOG Resources has a strong asset portfolio focused primarily in North America with what we believe to be significant upside to current resource estimates. The company has high-quality assets in the Bakken Basin and an experienced management team that is able to allocate capital efficiently. The shares remain attractively priced in our view; we trimmed our position on relative strength.

Our shortfalls
Stock selection within producers, especially among natural gas-focused exploration and production companies, was the main driver of our relative underperformance. A frictional cash position in a rising equity market also weighed on relative results.

Our most significant detractors, also U.S.-based, included Cabot Oil & Gas, Range Resources, and CONSOL Energy. Not owning benchmark constituent Williams Companies, which returned more than 40% during the period, hurt as well.

Cabot Oil & Gas develops and explores oil and gas properties in North America. Producers in the Marcellus Formation disappointed as a lack of pipeline infrastructure caused Marcellus gas to trade at a discount. We believe this is a short-term issue; additional pipelines are under construction. Based on Cabot’s high-quality, low-cost assets in the basin, we added to the position on weakness and continue to hold the stock.

U.S.-based independent natural gas exploration and production company Range Resources also underperformed because of the lack of pipeline infrastructure in the Marcellus Formation. We trimmed the holding but maintain a position; we expect that demand and pricing will boost margins, as Range remains well-positioned in the basin.

The fund’s positioning
Our investment strategy emphasizes long-term total-return opportunities from the various energy subsectors. These include international oils, foreign integrated oils, foreign producers, North American producers, oil services and equipment, transportation and distribution, and refining and marketing. The portfolio holds stocks domiciled in 15 different countries. More than 35% of its assets are invested in international stocks (including roughly 5% in emerging markets).

We are excited by several themes within energy, including North American shale first movers and natural gas. The ongoing retirement of coal plants and low gas prices will structurally support increased natural gas demand over a longer time horizon. Total supply levels are still higher than we anticipated, but their growth has slowed. Although rig counts are down, improving results in shale drilling have allowed production to remain at higher levels.

Demand for natural gas continues to grow, with the largest projects expected to come online in the next three to five years. We believe natural gas resource owners represent an attractive opportunity at current prices. We are also excited by select oil shale producers whose growth and value creation potential are under-appreciated by the market as technology advancements progress.

We continue to believe that returns in energy are driven by companies with a track record of capturing attractive reinvestment opportunities. As a result, we tend to favor producers over larger integrated oil companies. We also assess where we are in the capital cycle of each subsector. We currently have some contrarian exposure to several select exploration firms that are investing in areas that others are less excited about.

Our low-turnover investment process remains steady and focused on stocks of companies that have clean balance sheets, long-lived resources, and high-quality management teams.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Following very strong 2013 results, global equities continued their march upward before pulling back a bit in July. Emerging markets stocks far outperformed those of developed markets.

Central bank policies remained accommodative, and volatility across financial markets stayed at historic lows. In mid-June, the Chicago Board Options Exchange Volatility Index (VIX) registered 10.6, its lowest level in the last five years. Real estate and labor markets persisted in their slow but consistent recovery.

In what now appears to be a short-term dip, first-quarter GDP results were hampered by a difficult winter. However, the economic growth trend then reversed back to 2013 levels, as indicated by strong second-quarter growth of 4%. Lastly, bond credit spreads have decreased to a level not seen since 2006, an indicator of risk-taking and optimism that can drive equity markets higher.

Energy stocks produced especially strong results relative to the rest of the market. Performance within the sector was broad-based, and most countries generated positive returns. Turkish and Brazilian companies had some of the highest returns; those domiciled in Greece and Hungary had the largest declines.

Although it’s important to understand how overall portfolio performance is affected by the macro factors described above, our approach to investing focuses on specific stock fundamentals. We do not take a stand on the overall market for energy stocks. Nor do we attempt to make predictions about different geographic regions.

Our process seeks to compare all stocks in our investment universe in order to identify those that have characteristics we believe will help them outperform over the long run. To do this, we use a strict quantitative process that focuses on a combination of valuation and other factors focused on fundamental growth. Using the results of our model, we then construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns, such as market capitalization and other risks relative to our benchmark.

Over this period, our most successful overweights included Newfield Exploration (+62.7%), Bharat Petroleum (+65.5%), and First Solar (+34.08%). An important part of our performance came from underweighting companies that did not do well, such as Cabot Oil & Gas (–17.5%) and Range Resources (–12.2%).

Results were dragged down by overweighted positions in MOL Hungarian Oil & Gas (–17.6%) and Aker Solutions (–13.55%). Not holding Concho Resources and Cheniere Energy also hurt, as both had exceptionally strong double-digit gains.

Although it is difficult to predict the direction of the overall market, let alone a specific subset, we are confident that our model should continue capturing the relative attractiveness of individual stocks. Solid fundamentals remain one of the main drivers of our strategy, which we believe the market will reward in the long run. We thank you for your investment and look forward to the second half of the fiscal year.

Energy Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.38%	0.32%
30-Day SEC Yield	1.60%	1.66%

Portfolio Characteristics
			DJ
			U.S.
			Total
		MSCI	Market
		ACWI	FA
	Fund	Energy	Index
Number of Stocks	137	167	3,718
Median Market Cap	$54.0B	$69.7B	$48.5B
Price/Earnings Ratio	16.9x	16.1x	20.2x
Price/Book Ratio	1.9x	1.7x	2.6x
Return on Equity	13.0%	15.0%	17.5%
Earnings Growth
Rate	2.8%	4.9%	14.8%
Dividend Yield	2.0%	2.9%	1.9%
Foreign Holdings	38.0%	48.8%	0.0%
Turnover Rate
(Annualized)	21%	—	—
Short-Term Reserves	2.8%	—	—

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	2.6%	1.2%
Industrials	0.5	0.0
Integrated Oil & Gas	41.4	51.8
Oil & Gas Drilling	0.9	2.0
Oil & Gas Equipment &
Services	9.6	10.5
Oil & Gas Exploration &
Production	35.1	22.3
Oil & Gas Refining &
Marketing	4.9	5.5
Oil & Gas Storage &
Transportation	2.4	6.7
Other	2.6	0.0

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.98	0.80
Beta	1.05	1.43
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	8.2%
Royal Dutch Shell plc	Integrated Oil & Gas	5.1
Chevron Corp.	Integrated Oil & Gas	5.0
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	4.3
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	3.7
BP plc	Integrated Oil & Gas	3.3
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.2
Total SA	Integrated Oil & Gas	2.8
Baker Hughes Inc.	Oil & Gas Equipment
	& Services	2.3
Anadarko Petroleum	Oil & Gas Exploration
Corp.	& Production	2.3
Top Ten		40.2%
The holdings listed exclude any temporary cash investments and equity index products.
1 The expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares.

Energy Fund

Market Diversification (% of equity exposure)

Europe
United Kingdom	10.5%
France	2.9
Italy	1.8
Other	2.7
Subtotal	17.9%
Pacific
Japan	1.3%
Other	0.7
Subtotal	2.0%
Emerging Markets
Russia	2.2%
China	1.7
Brazil	1.2
India	1.0
Subtotal	6.1%
North America
United States	63.4%
Canada	10.6
Subtotal	74.0%

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014

For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	30.61%	13.23%	13.14%
Admiral Shares	11/12/2001	30.70	13.30	13.21

See Financial Highlights for dividend and capital gains information.

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.9%)[1]
United States (58.7%)
Construction & Engineering (0.3%)
	KBR Inc.	1,953,200	40,353

Energy Equipment & Services (10.0%)
	Schlumberger Ltd.	5,349,319	579,813
	Baker Hughes Inc.	4,442,170	305,488
	Halliburton Co.	3,854,872	265,948
	Ensco plc Class A	2,110,124	106,878
*	SEACOR Holdings Inc.	960,253	72,941
	Helmerich & Payne Inc.	33,300	3,538
	Nabors Industries Ltd.	121,600	3,303
	Patterson-UTI Energy Inc.	85,700	2,944
*	Seventy Seven Energy Inc.	94,900	2,128
	National Oilwell Varco Inc.	24,476	1,983
			1,344,964
Oil, Gas & Consumable Fuels (48.0%)
	Coal & Consumable Fuels (2.0%)
	CONSOL Energy Inc.	7,038,985	273,253

	Integrated Oil & Gas (15.5%)
	Exxon Mobil Corp.	11,124,594	1,100,667
	Chevron Corp.	5,172,040	668,434
	Occidental
	Petroleum Corp.	2,284,923	223,260
	Hess Corp.	938,339	92,877

	Oil & Gas Exploration & Production (27.0%)
	Pioneer Natural
	Resources Co.	2,231,765	494,247
	EOG Resources Inc.	3,878,782	424,494
	Anadarko Petroleum Corp. 2,831,400		302,535
	Cabot Oil & Gas Corp.	8,087,914	266,497
	Range Resources Corp.	2,981,190	225,348
	Noble Energy Inc.	3,015,678	200,512
	ConocoPhillips	2,259,309	186,393
	EQT Corp.	1,835,470	172,204
*	Southwestern Energy Co.	4,192,585	170,135
*	Antero Resources Corp.	2,769,605	159,972

			Market
			Value
		Shares	($000)
	Energen Corp.	1,812,517	147,956
	Denbury Resources Inc.	8,530,204	144,587
	Devon Energy Corp.	1,422,725	107,416
*	Athlon Energy Inc.	2,099,476	100,061
*	Whiting Petroleum Corp.	1,072,555	94,910
	Apache Corp.	866,350	88,940
*	Cobalt International
	Energy Inc.	4,071,172	65,220
*	Diamondback Energy Inc.	701,425	57,678
	Energy XXI Bermuda Ltd.	2,855,600	56,998
	QEP Resources Inc.	1,652,573	54,618
	Murphy Oil Corp.	645,300	40,092
*	Gulfport Energy Corp.	591,400	31,587
*	Memorial Resource
	Development Corp.	411,800	9,463
	Marathon Oil Corp.	148,320	5,747
	Chesapeake Energy Corp.	167,200	4,409
*	Newfield Exploration Co.	77,000	3,103
*	Ultra Petroleum Corp.	100,900	2,313

	Oil & Gas Refining & Marketing (3.5%)
	Phillips 66	2,038,984	165,382
	Marathon Petroleum Corp. 1,674,350		139,775
	Valero Energy Corp.	2,506,884	127,350
	HollyFrontier Corp.	727,100	34,181

	Oil & Gas Storage & Transportation (0.0%)
	Williams Cos. Inc.	49,400	2,797
	Kinder Morgan Inc.	15,973	575
			6,445,986
Other (0.4%)
^,2	Vanguard Energy ETF	363,000	50,305

Semiconductors &
Semiconductor Equipment (0.0%)
*	First Solar Inc.	3,700	233

Trading Companies & Distributors (0.0%)
*	NOW Inc.	73,900	2,379
Total United States			7,884,220

Energy Fund

			Market
			Value
		Shares	($000)
International (36.2%)
Australia (0.7%)
	Oil Search Ltd.	10,115,898	88,478
	Woodside Petroleum Ltd.	44,269	1,738
			90,216
Austria (0.0%)
	OMV AG	65,295	2,626

Brazil (1.2%)
	Petroleo Brasileiro
	SA ADR	9,828,525	156,667
	Petroleo Brasileiro SA
	Preference Shares	368,044	3,098
	Petroleo Brasileiro SA	249,132	1,975
	Petroleo Brasileiro SA
	ADR Type A	12,400	209
			161,949
Canada (10.4%)
	Suncor Energy Inc. XNYS	6,858,682	281,686
	Canadian Natural
	Resources Ltd. XNYS	4,813,443	209,866
	Cenovus Energy Inc.
	XNYS	5,064,180	155,470
	Enbridge Inc. XTSE	3,077,800	150,751
	Encana Corp. XNYS	4,668,790	100,612
*	Tourmaline Oil Corp.	2,090,870	98,431
	TransCanada Corp. XNYS	1,607,100	80,628
	Pacific Rubiales
	Energy Corp.	3,931,795	75,185
	Cameco Corp.	3,418,370	68,914
*	Paramount Resources
	Ltd. Class A	1,110,200	56,795
	Imperial Oil Ltd.	761,200	39,080
^	Keyera Corp.	377,400	28,251
^	Trilogy Energy Corp.	702,500	17,879
	Suncor Energy Inc. XTSE	246,534	10,123
	Canadian Natural
	Resources Ltd. XTSE	194,278	8,469
	Encana Corp. XTSE	198,600	4,277
	Husky Energy Inc.	103,700	3,155
	Enbridge Inc. XNYS	54,150	2,655
	TransCanada Corp. XTSE	36,796	1,846
	Cenovus Energy Inc. XTSE	21,739	668
			1,394,741
China (1.7%)
^	PetroChina Co. Ltd. ADR	1,132,485	146,170
	Kunlun Energy Co. Ltd.	37,747,555	64,111
	PetroChina Co. Ltd.	4,562,000	5,913
	China Petroleum &
	Chemical Corp.	5,725,600	5,605
*	GCL-Poly Energy
	Holdings Ltd.	8,615,000	2,781
	CNOOC Ltd.	697,717	1,234
	China Oilfield Services Ltd.	140,000	349
			226,163

		Market
		Value
	Shares	($000)
Denmark (0.0%)
* Vestas Wind Systems A/S	75,881	3,421

Finland (0.0%)
Neste Oil Oyj	138,698	2,563

France (2.9%)
Total SA ADR	5,638,520	363,685
Total SA	289,354	18,662
		382,347
Hong Kong (0.0%)
* Brightoil Petroleum
Holdings Ltd.	2,679,000	815

Hungary (0.0%)
MOL Hungarian Oil &
Gas plc	50,194	2,428

India (1.0%)
Reliance Industries Ltd.	7,258,700	119,899
Oil & Natural
Gas Corp. Ltd.	568,970	3,696
* Essar Oil Ltd.	1,334,155	2,526
Bharat Petroleum
Corp. Ltd.	263,535	2,510
Indian Oil Corp. Ltd.	450,622	2,457
Hindustan Petroleum
Corp. Ltd.	354,534	2,326
* Mangalore Refinery &
Petrochemicals Ltd.	1,071,676	1,146
GAIL India Ltd.	45,395	326
Cairn India Ltd.	55,189	287
		135,173
Israel (0.0%)
Paz Oil Co. Ltd.	15,542	2,496

Italy (1.7%)
^ Eni SPA ADR	4,482,005	227,686
Eni SPA	240,352	6,116
		233,802
Japan (1.3%)
Inpex Corp.	10,910,400	161,699
Showa Shell Sekiyu KK	244,300	2,755
Cosmo Oil Co. Ltd.	1,248,000	2,502
		166,956
Netherlands (0.6%)
Koninklijke Vopak NV	1,433,327	66,349
Fugro NV	285,967	11,012
		77,361
Norway (0.7%)
^ Statoil ASA ADR	2,476,590	70,434
* DNO ASA	5,277,707	17,677
Statoil ASA	197,859	5,654
Aker Solutions ASA	160,224	2,365
		96,130

Energy Fund

		Market
		Value
	Shares	($000)
Poland (0.0%)
* Polskie Gornictwo
Naftowe i
Gazownictwo SA	1,680,339	2,601

Portugal (0.7%)
Galp Energia SGPS SA	5,442,953	96,609

Russia (2.2%)
Rosneft OAO GDR	21,926,239	135,290
Gazprom OAO ADR	13,083,293	95,465
Lukoil OAO ADR	950,406	52,986
Tatneft OAO ADR	93,030	3,307
Gazprom OAO	124,674	457
Surgutneftegas OAO ADR	30,690	212
		287,717
Singapore (0.0%)
Sembcorp Industries Ltd.	646,000	2,829

South Africa (0.1%)
Sasol Ltd.	110,232	6,359

South Korea (0.0%)
SK Holdings Co. Ltd.	16,388	2,776

Spain (0.7%)
Repsol SA	3,678,522	91,734

Thailand (0.0%)
PTT Exploration &
Production PCL (Foreign)	645,100	3,240
* PTT Global Chemical PCL	211,600	431
PTT PCL (Foreign)	36,900	365
		4,036
Turkey (0.0%)
Tupras Turkiye Petrol
Rafinerileri AS	114,306	2,794

United Kingdom (10.3%)
Royal Dutch Shell
plc ADR	7,946,585	650,269
BP plc ADR	8,689,185	425,509
BG Group plc	9,989,115	196,979
* Ophir Energy plc	13,649,538	49,497
BP plc	2,583,954	21,043

			Market
			Value
		Shares	($000)
	Royal Dutch Shell plc
	Class A	331,089	13,613
	Royal Dutch Shell plc
	Class B	281,866	12,138
^	Royal Dutch Shell plc
	Class A
	(Amsterdam Shares)	142,991	5,880
*	Cairn Energy plc	1	—
			1,374,928
Total International			4,851,570
Total Common Stocks
(Cost $7,097,293)			12,735,790
Temporary Cash Investments (6.0%)[1]
Money Market Fund (3.1%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.118%	415,373,064	415,373

		Face
		Amount
		($000)
Repurchase Agreement (2.8%)
	RBS Securities, Inc.
	0.070%, 8/1/14 (Dated
	7/31/14, Repurchase
	Value $369,901,000,
	collateralized by U.S
	Treasury Note/Bonds
	0.250%–4.250%,
	8/15/14–8/15/23, with a
	value of $377,300,000)	369,900	369,900

U.S. Government and Agency Obligations (0.1%)
5,	Federal Home Loan
	Bank Discount Notes,
	0.053%–0.060%,
	8/1/14	2,600	2,600
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.060%, 8/13/14	1,000	1,000
5	Federal Home Loan
	Bank Discount Notes,
	0.075%, 9/3/14	500	500
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.081%, 9/19/14	1,000	1,000

Energy Fund

	Face	Market
	Amount	Value
	($000)	($000)
[5,6] Federal Home Loan
Bank Discount Notes,
0.080%–0.090%,
9/24/14	5,000	5,000
[5,6] Federal Home Loan
Bank Discount Notes,
0.078%, 10/1/14	5,800	5,799
[5,6] Federal Home Loan
Bank Discount Notes,
0.079%–0.080%, 10/8/14	4,000	4,000
[5,6] Federal Home Loan
Bank Discount Notes,
0.095%, 10/15/14	100	100
		19,999
Total Temporary Cash Investments
(Cost $805,271)		805,272
Total Investments (100.9%)
(Cost $7,902,564)		13,541,062
Other Assets and Liabilities (-0.9%)
Other Assets		107,253
Liabilities[3]		(225,425)
		(118,172)
Net Assets (100%)		13,422,890

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	7,357,927
Undistributed Net Investment Income	102,192
Accumulated Net Realized Gains	325,872
Unrealized Appreciation (Depreciation)
Investment Securities	5,638,498
Futures Contracts	(1,604)
Foreign Currencies	5
Net Assets	13,422,890

Investor Shares—Net Assets
Applicable to 60,985,775 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,451,266
Net Asset Value Per Share—
Investor Shares	$72.99

Admiral Shares—Net Assets
Applicable to 65,475,006 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,971,624
Net Asset Value Per Share—
Admiral Shares	$137.02

• See Note A in Notes to Financial Statements.
*Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $78,639,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to furtures investments, the funds's effective common stock and temporary cash investment positions represents 97.5% and 3.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Includes $83,138,000 of collateral received for securities on loan.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury no backed by the full faith and credit of the U.S. governement.
6 Securities with a value of $16,699,000 have been segregated as initial margin for open futures contracts.
   ADR-- American Depositary Receipt.
   GDR-- Global Depositary Receipt.
   See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	145,899
Interest[2]	205
Securities Lending	3,783
Total Income	149,887
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,255
Performance Adjustment	2,249
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,858
Management and Administrative—Admiral Shares	4,928
Marketing and Distribution—Investor Shares	388
Marketing and Distribution—Admiral Shares	659
Custodian Fees	196
Shareholders’ Reports—Investor Shares	38
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	12
Total Expenses	21,597
Expenses Paid Indirectly	(71)
Net Expenses	21,526
Net Investment Income	128,361
Realized Net Gain (Loss)
Investment Securities Sold[2]	312,890
Futures Contracts	10,216
Foreign Currencies	(61)
Realized Net Gain (Loss)	323,045
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,247,984
Futures Contracts	2,408
Foreign Currencies	63
Change in Unrealized Appreciation (Depreciation)	1,250,455
Net Increase (Decrease) in Net Assets Resulting from Operations	1,701,861
1 Dividends are net of foreign withholding taxes of $12,182,000.                                                                                                                                                                                                                                                                                                                         2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0,$126,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	128,361	241,331
Realized Net Gain (Loss)	323,045	322,801
Change in Unrealized Appreciation (Depreciation)	1,250,455	126,151
Net Increase (Decrease) in Net Assets Resulting from Operations	1,701,861	690,283
Distributions
Net Investment Income
Investor Shares	—	(84,107)
Admiral Shares	—	(153,175)
Realized Capital Gain[1]
Investor Shares	(13,933)	(78,608)
Admiral Shares	(25,435)	(143,323)
Total Distributions	(39,368)	(459,213)
Capital Share Transactions
Investor Shares	(275,666)	(1,350,467)
Admiral Shares	358,237	678,643
Net Increase (Decrease) from Capital Share Transactions	82,571	(671,824)
Total Increase (Decrease)	1,745,064	(440,754)
Net Assets
Beginning of Period	11,677,826	12,118,580
End of Period[2]	13,422,890	11,677,826
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $6,818,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets-- End of Period includes undistributed (overdistributed) net investment income of $102192,000 and ($26,108,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$63.85	$62.66	$62.60	$69.20	$57.17	$42.62
Investment Operations
Net Investment Income	.682	1.291	1.336	1.072	1.053	.910
Net Realized and Unrealized Gain (Loss)
on Investments	8.675	2.413	1.098	(3.949)	14.103	14.591
Total from Investment Operations	9.357	3.704	2.434	(2.877)	15.156	15.501
Distributions
Dividends from Net Investment Income	—	(1.277)	(1.340)	(1.102)	(.977)	(.951)
Distributions from Realized Capital Gains	(.217)	(1.237)	(1.034)	(2.621)	(2.149)	—
Total Distributions	(.217)	(2.514)	(2.374)	(3.723)	(3.126)	(.951)
Net Asset Value, End of Period	$72.99	$63.85	$62.66	$62.60	$69.20	$57.17

Total Return[1]	14.68%	5.88%	4.07%	-3.82%	27.17%	36.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,451	$4,138	$5,340	$5,945	$6,731	$6,536
Ratio of Total Expenses to
Average Net Assets[2]	0.37%	0.38%	0.31%	0.34%	0.34%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.97%	2.15%	1.67%	1.74%	1.73%
Portfolio Turnover Rate	21%	17%	18%	24%	31%	27%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account services fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, (0.02%), 0.01%, 0.00%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$119.83	$117.63	$117.52	$129.93	$107.34	$80.02
Investment Operations
Net Investment Income	1.326	2.530	2.586	2.101	2.045	1.780
Net Realized and Unrealized Gain (Loss)
on Investments	16.271	4.491	2.060	(7.432)	26.479	27.395
Total from Investment Operations	17.597	7.021	4.646	(5.331)	28.524	29.175
Distributions
Dividends from Net Investment Income	—	(2.500)	(2.595)	(2.159)	(1.899)	(1.855)
Distributions from Realized Capital Gains	(.407)	(2.321)	(1.941)	(4.920)	(4.035)	—
Total Distributions	(.407)	(4.821)	(4.536)	(7.079)	(5.934)	(1.855)
Net Asset Value, End of Period	$137.02	$119.83	$117.63	$117.52	$129.93	$107.34

Total Return[1]	14.71%	5.94%	4.14%	-3.76%	27.24%	36.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,972	$7,540	$6,778	$6,756	$6,871	$4,439
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.32%	0.26%	0.28%	0.28%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.03%	2.20%	1.73%	1.80%	1.80%
Portfolio Turnover Rate	21%	17%	18%	24%	31%	27%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account services fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, (0.02%), 0.01%, 0.00%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered

Energy Fund

into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Energy Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI ACWI Energy Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $287,000 for the six months ended July 31, 2014.

For the six months ended July 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $2,249,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $1,419,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.57% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2014, these arrangements reduced the fund’s expenses by $71,000 (an annual rate of 0.00% of average net assets).

Energy Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	7,884,220	—	—
Common Stocks—International	3,440,443	1,411,127	—
Temporary Cash Investments	415,373	389,899	—
Futures Contracts—Liabilities[1]	(7,192)	—	—
Total	11,732,844	1,801,026	—
1 Represents variation margin on the last day of the reporting period.

F. At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2014	545	262,254	(412)
E-mini S&P 500 Index	September 2014	844	81,227	(1,192)
				(1,604)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2014, the fund realized net foreign currency losses of $61,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Energy Fund

At July 31, 2014, the cost of investment securities for tax purposes was $7,905,314,000. Net unrealized appreciation of investment securities for tax purposes was $5,635,748,000, consisting of unrealized gains of $5,797,795,000 on securities that had risen in value since their purchase and $162,047,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended July 31, 2014, the fund purchased $1,268,785,000 of investment securities and sold $1,305,221,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	July 31, 2014		January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	347,428	4,819	502,609	7,800
Issued in Lieu of Cash Distributions	13,226	197	153,964	2,391
Redeemed	(636,320)	(8,846)	(2,007,040)	(30,600)
Net Increase (Decrease)—Investor Shares	(275,666)	(3,830)	(1,350,467)	(20,409)
Admiral Shares
Issued	842,421	6,191	1,701,087	13,744
Issued in Lieu of Cash Distributions	23,090	183	266,568	2,204
Redeemed	(507,274)	(3,819)	(1,289,012)	(10,651)
Net Increase (Decrease)—Admiral Shares	358,237	2,555	678,643	5,297

J. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2014	7/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,146.84	$1.97
Admiral Shares	1,000.00	1,147.14	1.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$1.86
Admiral Shares	1,000.00	1,023.26	1.56
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangements with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group, and Wellington Management Company, LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. The advisor’s investment process emphasizes company fundamentals, management track record, and security valuation. The firm has advised the fund since the fund’s inception in 1984.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092014

Semiannual Report | July 31, 2014

Vanguard Health Care Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
Total
Returns
Vanguard Health Care Fund
Investor Shares	11.62%
Admiral™ Shares	11.64
MSCI All Country World Health Care Index	9.44
Global Health/Biotechnology Funds Average	7.36
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2014, Through July 31, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$191.63	$204.99	$0.172	$8.276
Admiral Shares	80.84	86.49	0.078	3.491

1

Chairman’s Letter

Dear Shareholder,

Vanguard Health Care Fund delivered impressive results for the six months ended July 31, 2014, handily outperforming its comparative standards. The fund returned 11.62% for Investor Shares and 11.64% for Admiral Shares.

The benchmark MSCI All Country World Health Care Index advanced 9.44%, and peer funds gained an average of 7.36%. The Health Care Fund’s holdings among pharmaceutical companies were notably strong performers.

In May, Vanguard Health Care Fund marked its 30th anniversary. Since its inception on May 23, 1984, the fund has returned 17.24% annually through July 31, 2014. The benchmark index returned 11.38% annually for the same period. That record is a testament to the talents of the fund’s advisor, Wellington Management Company, llp, and we thank the Wellington team for its three decades of distinguished service to the fund’s shareholders. I’m confident that Wellington can continue to deliver the exemplary stewardship that investors in the Health Care Fund have come to expect.

2

Stocks posted strong returns despite finishing with a thud
For the six months ended July 31, the broad U.S. stock market returned about 8% despite ending on a negative note. On the cusp of eking out a sixth straight monthly advance, returns tumbled on the period’s final day.

Overall, generally strong corporate earnings, investors’ willingness to embrace risk, and the Federal Reserve’s resolve to sustain historically low interest rates for an extended time were supportive. The market withstood conflict in the Middle East and Ukraine, economic concerns in China and Europe, and the Fed’s gradual reduction of its stimulative bond-buying program.

International stocks returned almost 10%. Emerging markets, which slumped notably in 2013, led the charge. The developed markets of the Pacific region managed double-digit returns as well. European stocks, despite retreating in July, also finished on positive ground.

Bonds’ recent rebound showed signs of fatigue
The broad U.S. taxable bond market returned 2.16%. Although bonds have rebounded after posting negative returns for 2013, they gradually lost momentum in June and July. The yield of the benchmark 10-year U.S. Treasury note ended the period at 2.56%, down from 2.70% on January 31. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
	Periods Ended July 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.02%	17.06%	17.13%
Russell 2000 Index (Small-caps)	-0.30	8.56	16.56
Russell 3000 Index (Broad U.S. market)	8.25	16.37	17.08
FTSE All-World ex US Index (International)	9.73	15.78	9.13

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.16%	3.97%	4.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.15	7.27	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	1.85%	1.99%	2.04%

3

Municipal bonds, lifted by the broad bond market’s rally and less restrained by the later decline in Treasury prices, returned 4.15%. Investor demand for tax-exempt income and a limited supply of new issues also helped.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.35%.

Results for money market funds and savings accounts remained tempered by the Fed’s target of 0%–0.25% for short-term interest rates.

Big Pharma generated big returns for the fund
Health care stocks outpaced the broad U.S. stock market by more than 1 percentage point over the half year. Support for the sector has come from mergers and acquisitions, new drug development, opportunities overseas, and the aging population’s need for increased health care. Also, despite some concerns, the Affordable Care Act may result in health care insurance for more people.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.35%	0.30%	1.28%
The fund expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2013.

Peer group: Global Health/Biotechnology Funds.

4

As I stated earlier, the fund has produced an enviable record in its 30 years of existence. Although six months provides limited insight into the performance of a long-term strategy, the fund’s showing over the recent period is noteworthy, as the Health Care Fund finished comfortably ahead of its benchmark index and the average return of its peers.

Jean M. Hynes, who has served as the fund’s sole portfolio manager since the retirement of Edward P. Owens in December 2012, has maintained the fund’s value-oriented approach.

The fund’s outperformance of its comparative standards was driven largely by its holdings among pharmaceutical companies, which accounted for more than 45% of assets during the period. The shares of several drug-makers soared because of merger and acquisition activity. Clinical trial advancements for potential new disease therapies helped as well. In addition, the fund benefited from not owning—or limiting its relative exposure to—the stocks of pharmaceutical companies whose performance lagged.

Health care providers and services companies, including facilities operators and managed care firms, were also sources of strength. Although the Affordable Care Act may bring health care insurance to more people, the new operating environment hasn’t been easy for companies to negotiate. The advisor has done a fine job of investing in those that appear to have the knowledge and resources to compete well amid the changes.

However, the fund parted ways with the market in the biotechnology subsector, where several strong performers weren’t enough to offset a handful of stocks that suffered double-digit declines. Earlier in the period, biotechnology stocks in general became an object of market skepticism, and less-than-stellar news was enough to send a company’s stock reeling.

The Advisor’s Report that follows this letter provides additional details about the management of the fund during the half year.

Don’t let complacency set your portfolio adrift
At Vanguard, we often warn against letting emotions become entangled with investments. When the financial markets are in turmoil, for example, we’ll caution investors not to let fear lead to rash decisions. But complacency—that mild-mannered counterpoint to fear—can also stand in the way of achieving your financial goals. And lately, conditions have been ripe for complacency.

In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of nearly 25%. That’s more than double the

5

historical average annual return. And in recent weeks, several indexes touched all-time highs.

The investment winds don’t always blow favorably, of course—a point underscored by the sharp drop for stocks on the last day of July. This unwelcome retreat served to remind us that the exceptionally smooth sailing in the preceding months created risks of its own.

When markets are unusually tranquil, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance, you can end up with a portfolio that’s very different from, and potentially riskier than, the one you intended to have.

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on our four principles for investment success: Create clear, appropriate investment goals; develop a suitable asset allocation using broadly diversified funds; minimize cost; and maintain perspective and long-term discipline. (You can read more in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2014

6

Advisor’s Report

For the six months ended July 31, 2014, Vanguard Health Care Fund delivered solid absolute and relative returns, gaining 11.62% for Investor Shares and 11.64% for Admiral Shares. The fund outpaced the 9.44% return of its benchmark, the MSCI All Country World Health Care Index, and the 7.36% average return of global health/biotechnology funds.

Major Portfolio Changes
Six Months Ended July 31, 2014

Additions	Comments
Actavis	Actavis is a specialty pharmaceutical company that develops generic and branded products. We owned both Actavis and Forest Laboratories prior to the former’s acquisition of the latter, and we believe there will be meaningful cost and tax synergies from the merger. The combined company will have a diverse business mix (branded, generics, and biosimilars) and geographic footprint. We believe this deal makes strategic sense and should bolster earnings per share. Actavis is the fund’s third-largest holding as of the end of the period.
Bristol-Myers Squibb	We increased our position in biopharmaceutical company Bristol-Myers
Squibb. We see its immuno-oncology franchise as a transformative driver in the years ahead and believe the market does not fully recognize the magnitude of the company’s potential in this area. Bristol-
Myers Squibb is the fund’s largest holding at the end of the period.
Envision Healthcare	We initiated a position in Envision Healthcare during the period.
Envision is a provider of outsourced emergency room management.
Demand for its services should rise with the implementation of the
Affordable Care Act, which should increase the number of insured patient visits. In addition, the company serves rural markets, a geographic area in need of novel health care service delivery models.

Reductions	Comments
Teva Pharmaceuticals	We trimmed into strength our position in Teva, an Israel-based global biopharmaceutical company specializing in generic formulations. The stock rose substantially on a combination of speculation surrounding
M&A in the sector, enthusiasm for the new CEO, and the strong conversion of once-daily MS drug Copaxone to a thrice-a-week version.
Baxter International	We eliminated our position in Baxter in favor of opportunities with better long-term fundamental prospects. This biopharmaceutical and medical products company focuses on plasma-based therapies as well as kidney dialysis systems.
AbbVie	We eliminated our position in AbbVie as we found more long-term value in other securities. The large-cap biopharmaceutical company has been a very strong outperformer since being spun off from Abbott in
January 2013. We continue to believe its near-term performance will be solid, driven by rheumatoid arthritis drug Humira and its launch into the lucrative market for hepatitis C treatments later this year.

7

The investment environment
The health care sector performed in line with the gain of the broader Standard & Poor’s 500 Index (9.44%). Throughout the period, we continued to focus on companies at the crux of medical innovation and those that we believe will benefit from the changing U.S. health care system. Holdings also included certain managed care organizations (MCOs) that we view as well-positioned irrespective of the path of industry reforms over time.

A notable market occurrence was the flurry of activity among biopharmaceutical firms, which included proposed large-scale acquisitions and mergers, asset swaps, and divestitures. Most relevant for the fund was the Actavis and Forest Laboratories merger. Also important was Pfizer’s public bid for AstraZeneca, which was ultimately turned down by AstraZeneca’s board but nonetheless drove AstraZeneca’s stock price forward.

Our successes
Our large biopharmaceutical holdings were key drivers of the fund’s returns. Selections among health care services also did well.

Top contributors to relative returns included biopharmaceutical companies Forest Laboratories and Actavis, our long-term holding UCB, and an underweight to Pfizer. Health care service companies Walgreen Co. (the company has added clinics to its drugstore line) and Humana also helped. Our position in pharmaceuticals giant AstraZeneca boosted absolute returns.

In the first quarter of this year it was announced that Actavis, the world’s third-largest generic manufacturer, would acquire Forest Laboratories. Actavis also has a significant branded pharmaceuticals business thanks to its merger last year with Warner Chilcott. We find the new acquisition very attractive and hold a large position in the company; as of the end of the period, it was our third-largest holding.

Pfizer’s stock price fell after the company’s plans to acquire AstraZeneca were rebuffed; our underweight position in Pfizer helped the fund’s relative returns. AstraZeneca’s decision was based largely on its belief that the final offer price undervalued its enviable early-stage pipeline, a view we share. Our exposure to AstraZeneca aided the fund’s absolute returns, as Pfizer’s bid shed light on the pipeline.

In health care services, MCOs got a boost from the proposed 2015 Medicare Advantage rates, which were more favorable than had been expected. We continue to believe that MCOs such as UnitedHealth Group and Aetna will play an increasingly important role in the U.S. health care system.

Walgreen Co. and CVS, another drugstore holding, should benefit from accelerating volume as more Americans obtain health insurance.

8

Our shortfalls
The fund’s exposure to select mid-cap biopharmaceuticals, including Alnylam Pharmaceuticals, Incyte, and The Medicines Company, detracted from relative performance, as did our avoidance of Shire and Johnson & Johnson.

Shares of Alnylam fell more than 35% as general sentiment toward small- and mid-cap biopharmaceuticals weakened. A leader in RNA interference technology, Alnylam has a number of programs in mid-stage clinical development targeting several serious liver diseases. The company offers significant upside potential if the technology passes efficacy and safety hurdles over the coming years.

Shares of The Medicines Company, which focuses on the acute-care (hospital-based) drug market, declined following a disappointing FDA decision regarding the use of antiplatelet agent Cangrelor in cardiac stent procedures. We maintain our positive outlook on the firm’s broader product pipeline, including a recently approved antibiotic.

The fund’s positioning
We currently hold 22% of the fund’s assets in non-U.S. investments, keeping to a strategy that has provided diversification and helped performance over longer periods of time. The Health Care Fund has exposure to 87 equity names as of the period’s close. We expect this number to hold steady or perhaps rise slightly, as we sometimes gain exposure to themes or subsectors by holding a “basket” of smaller positions.

This diversity notwithstanding, the top ten positions make up a meaningful portion—more than 37%—of the fund’s assets. Although we expect turnover to remain quite low, it will likely be higher than the single-digit annualized rate of the last few years. As of July 31, 2014, the fund’s annualized turnover was approximately 28%, in part because of acquisition-related turnover of large holdings and increased volatility in the health care market.

We are optimistic about the long-term outlook for the sector. We have exposure to a number of positive forces, such as new biological approaches to disease and delivery changes in the U.S. health care system. One exciting area is immuno-oncology, which may have broad applicability to cancer treatment and research. Leaders in this field include our holdings Bristol-Myers Squibb, Merck, Roche, AstraZeneca, and Incyte.

The U.S. health care system is undergoing dynamic structural changes that will bring opportunities and challenges for market participants. We seek companies that can benefit from these changes. Our holdings range from managed health care organizations UnitedHealth Group and Humana to firms that will facilitate transparency, such as health care information company Cerner and hospital leader HCA.

9

Our philosophy of using a long-term time horizon as we track secular themes and market trends should help us identify pockets that can generate sustainable growth at attractive valuations. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in the most attractive stocks in order to generate shareholder returns while minimizing risk.

Jean M. Hynes, CFA
Senior Vice President and
Portfolio Manager

Wellington Management Company, LLP

August 12, 2014

10

Health Care Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.35%	0.30%
30-Day SEC Yield	1.09%	1.14%

Portfolio Characteristics
			DJ
			U.S.
		MSCI	Total
		ACWI	Market
		Health	FA
	Fund	Care	Index
Number of Stocks	89	148	3,718
Median Market Cap	$31.9B	$79.4B	$48.5B
Price/Earnings Ratio	31.6x	24.4x	20.2x
Price/Book Ratio	3.5x	3.7x	2.6x
Return on Equity	16.0%	20.6%	17.5%
Earnings Growth
Rate	6.9%	7.7%	14.8%
Dividend Yield	1.4%	2.0%	1.9%
Foreign Holdings	21.5%	42.5%	0.0%
Turnover Rate
(Annualized)	28%	—	—
Short-Term Reserves	3.8%	—	—

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	12.3%	13.2%
Consumer Staples	2.2	0.0
Health Care Distributors	4.5	2.8
Health Care Equipment	11.8	10.9
Health Care Facilities	2.9	1.4
Health Care Services	1.5	4.5
Health Care Supplies	0.3	0.9
Health Care Technology	2.9	0.5
Life Sciences Tools & Services	4.2	3.0
Managed Health Care	10.3	4.6
Materials	0.6	0.0
Pharmaceuticals	46.5	58.2

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.89	0.64
Beta	0.91	0.64
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co.	Pharmaceuticals	5.0%
Merck & Co. Inc.	Pharmaceuticals	4.9
Actavis plc	Pharmaceuticals	4.7
UnitedHealth Group Inc.	Managed Health
	Care	4.2
AstraZeneca plc	Pharmaceuticals	3.9
Eli Lilly & Co.	Pharmaceuticals	3.4
McKesson Corp.	Health Care
	Distributors	3.1
Roche Holding AG	Pharmaceuticals	3.1
Vertex Pharmaceuticals
Inc.	Biotechnology	2.7
Amgen Inc.	Biotechnology	2.4
Top Ten		37.4%
The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland	5.9%
United Kingdom	4.3
Belgium	2.3
Other	1.0
Subtotal	13.5%
Pacific
Japan	8.1%
North America
United States	77.6%
Middle East	0.8%

1 The expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares.

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014

For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	36.41%	21.55%	11.90%
Admiral Shares	11/12/2001	36.49	21.62	11.97

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.4%)
United States (74.9%)
Biotechnology (11.1%)
*	Vertex
	Pharmaceuticals Inc.	11,807,500	1,049,805
	Amgen Inc.	7,448,955	948,922
*	Regeneron
	Pharmaceuticals Inc.	2,795,500	883,993
*,1	Incyte Corp.	10,174,343	483,994
*,1	Alnylam
	Pharmaceuticals Inc.	5,183,106	280,147
*	Alkermes plc	6,135,913	262,372
*	Cubist
	Pharmaceuticals Inc.	1,977,342	120,420
*	Biogen Idec Inc.	353,600	118,240
*	Gilead Sciences Inc.	1,133,700	103,790
*	Ironwood
	Pharmaceuticals Inc.
	Class A	3,901,498	57,742
			4,309,425
Chemicals (0.5%)
	Monsanto Co.	1,835,700	207,599

Food & Staples Retailing (2.1%)
	Walgreen Co.	7,128,300	490,213
	CVS Caremark Corp.	4,388,100	335,076
			825,289
Health Care Equipment & Supplies (11.1%)
	Medtronic Inc.	12,402,000	765,699
*	Boston Scientific Corp.	42,743,200	546,258
*	Edwards
	Lifesciences Corp.	4,920,000	444,030
	Covidien plc	4,994,700	432,092
	Abbott Laboratories	7,591,400	319,750
	Becton Dickinson and Co.	2,393,100	278,174
	St. Jude Medical Inc.	3,932,200	256,340
*	CareFusion Corp.	5,661,354	247,911
*	Hologic Inc.	7,379,300	192,378

			Market
			Value
		Shares	($000)
*	Intuitive Surgical Inc.	414,400	189,609
	CR Bard Inc.	1,157,400	172,719
	Zimmer Holdings Inc.	1,589,200	159,031
	DENTSPLY
	International Inc.	2,826,100	131,188
	Stryker Corp.	1,433,500	114,350
*	NuVasive Inc.	1,628,303	60,866
			4,310,395
Health Care Providers & Services (18.5%)
	UnitedHealth Group Inc.	20,115,900	1,630,394
	McKesson Corp.	6,342,800	1,216,930
	Humana Inc.	5,698,794	670,463
	Aetna Inc.	7,195,883	557,897
	Cigna Corp.	6,163,900	554,997
	Universal Health
	Services Inc. Class B	4,140,000	441,324
*	HCA Holdings Inc.	6,746,600	440,620
	WellPoint Inc.	3,675,200	403,574
	Cardinal Health Inc.	5,043,241	361,348
*	Express Scripts
	Holding Co.	3,621,200	252,217
*	Catamaran Corp.	4,221,183	192,022
*	Community Health
	Systems Inc.	2,536,704	121,001
	Owens & Minor Inc.	3,000,000	99,270
*	Envision Healthcare
	Holdings Inc.	2,283,400	81,631
*	Tenet Healthcare Corp.	1,460,000	77,044
*	WellCare Health Plans Inc.	1,189,900	74,226
*	MEDNAX Inc.	805,600	47,675
*	Community Health
	Systems Inc. Rights	18,834,700	1,036
			7,223,669
Health Care Technology (2.8%)
*	Cerner Corp.	12,842,400	708,900
*	IMS Health Holdings Inc.	9,535,580	248,879
*	Allscripts Healthcare
	Solutions Inc.	8,542,653	135,999
			1,093,778

13

Health Care Fund

			Market
			Value•
		Shares	($000)
Life Sciences Tools & Services (4.1%)
*	Illumina Inc.	2,090,368	334,271
	Agilent Technologies Inc.	5,624,200	315,461
*	Quintiles Transnational
	Holdings Inc.	5,636,278	309,601
*,1	PAREXEL International
	Corp.	5,077,400	271,946
*	Covance Inc.	2,486,000	208,625
*	Bruker Corp.	3,285,758	74,685
	PerkinElmer Inc.	1,441,400	66,621
			1,581,210
Pharmaceuticals (24.7%)
	Bristol-Myers Squibb Co.	38,480,761	1,947,896
	Merck & Co. Inc.	33,420,748	1,896,293
*	Actavis plc	8,555,596	1,833,122
	Eli Lilly & Co.	21,982,700	1,342,264
*	Mylan Inc.	11,087,000	547,365
	Perrigo Co. plc	3,210,552	483,028
*	Hospira Inc.	8,375,170	464,571
	Pfizer Inc.	14,934,022	428,606
	Zoetis Inc.	10,798,417	355,376
*	Salix
	Pharmaceuticals Ltd.	1,824,545	240,676
*,1	Medicines Co.	4,733,730	110,627
			9,649,824
Total United States			29,201,189
International (21.5%)
Belgium (2.2%)
	UCB SA	9,345,949	857,259

Denmark (0.1%)
	H Lundbeck A/S	2,224,230	50,976

France (0.8%)
	Sanofi	2,551,898	267,929
	Ipsen SA	1,094,832	48,657
			316,586
Ireland (0.1%)
*,1	Prothena Corp. plc	1,662,794	28,866

Israel (0.7%)
	Teva Pharmaceutical
	Industries Ltd. ADR	5,362,100	286,872

		Market
		Value•
	Shares	($000)
Japan (7.8%)
Astellas Pharma Inc.	62,914,500	853,159
Takeda Pharmaceutical
Co. Ltd.	9,210,200	420,100
Daiichi Sankyo Co. Ltd.	21,341,600	388,069
Shionogi & Co. Ltd.	16,932,354	365,551
Eisai Co. Ltd.	7,375,800	312,438
Chugai Pharmaceutical
Co. Ltd.	6,885,200	229,159
* Olympus Corp.	4,588,200	165,101
Ono Pharmaceutical
Co. Ltd.	1,659,900	140,410
Mitsubishi Tanabe
Pharma Corp.	6,231,500	90,516
Kyowa Hakko Kirin
Co. Ltd.	5,250,000	72,128
		3,036,631
Switzerland (5.7%)
Roche Holding AG	3,662,498	1,062,878
Novartis AG	8,481,724	737,899
Actelion Ltd.	2,403,582	288,684
Roche Holding AG
(Bearer)	454,604	129,693
		2,219,154
United Kingdom (4.1%)
AstraZeneca plc	20,768,156	1,516,423
Smith & Nephew plc	5,047,506	86,866
		1,603,289
Total International		8,399,633
Total Common Stocks
(Cost $20,879,702)		37,600,822

14

Health Care Fund

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investments (3.8%)
Repurchase Agreements (1.3%)
Bank of America Securities,
LLC 0.080%, 8/1/14
(Dated 7/31/14, Repurchase
Value $29,300,000,
collateralized by Federal
Home Loan Bank 3.190%,
8/13/32, and Federal
National Mortgage Assn.
5.375%, 6/12/17, with a
value of $29,886,000)	29,300	29,300
Barclays Capital Inc. 0.060%,
8/1/14 (Dated 7/31/14,
Repurchase Value
$227,700,000, collateralized
by U.S. Treasury Note/Bond
0.750%–6.875%, 2/28/18–
8/15/25, with a value of
$232,254,000)	227,700	227,700
Barclays Capital Inc.
0.060%, 8/6/14 (Dated
7/30/14, Repurchase Value
$50,001,000, collateralized
by Federal Home Loan
Mortgage Corp. 4.000%–
4.500%, 5/1/43–5/1/44,
Federal National Mortgage
Assn. 2.500%–4.000%,
12/1/26–2/1/44, and
Government National
Mortgage Assn. 4.000%,
7/20/44, with a value of
$51,000,000)	50,000	50,000
BNP Paribas Securities Corp.
0.090%, 8/1/14 (Dated
7/31/14, Repurchase Value
$33,700,000, collateralized
by Federal Home Loan
Mortgage Corp. 3.000%–
6.000%, 1/1/18–10/1/43,
Federal National Mortgage
Assn. 3.500%–9.000%,
9/1/17–7/1/44, and
Government National
Mortgage Assn. 5.000%,
6/15/41, with a value
of $34,374,000)	33,700	33,700
HSBC Bank USA 0.080%,
8/1/14 (Dated 7/31/14,
Repurchase Value
$52,300,000, collateralized
by Federal National Mortgage
Assn. 2.500%–4.500%,
7/1/24–2/1/44, with
a value of $53,348,000)	52,300	52,300

		Face	Market
		Amount	Value•
		($000)	($000)
	Morgan Stanley & Co., Inc.
	0.090%, 8/1/14 (Dated
	7/31/14, Repurchase
	Value $138,200,000,
	collateralized by Federal
	Home Loan Mortgage
	Corp. 5.000%–6.750%,
	7/18/16–3/15/31, and
	Federal National Mortgage
	Assn. 5.000%–7.250%,
	3/15/16–5/15/30, with a
	value of $140,964,000)	138,200	138,200
			531,200
U.S. Government and Agency Obligations (0.7%)
2	Federal Home Loan Bank
	Discount Notes, 0.070%,
	8/1/14	23,305	23,305
2	Federal Home Loan Bank
	Discount Notes, 0.065%,
	8/27/14	100,000	99,998
2	Federal Home Loan Bank
	Discount Notes, 0.087%,
	10/29/14	150,000	149,980
3	United States Treasury Bill,
	0.025%, 10/9/14	5,000	5,000
			278,283
Commercial Paper (1.8%)
	General Electric Capital
	Corp., 0.170%, 9/9/14	200,000	199,989
	General Electric Capital
	Corp., 0.160%, 12/5/14	200,000	199,905
4	The Coca-Cola Co.,
	0.140%, 8/6/14	63,000	62,999
4	The Coca-Cola Co.,
	0.170%, 9/18/14	50,000	49,994
4	The Coca-Cola Co.,
	0.120%, 10/16/14	100,000	99,974
4	The Coca-Cola Co.,
	0.120%, 11/7/14	75,000	74,973
			687,834
Total Temporary Cash Investments
(Cost $1,497,257)			1,497,317
Total Investments (100.2%)
(Cost $22,376,959)			39,098,139
Other Assets and Liabilities (-0.2%)
Other Assets			156,244
Liabilities			(247,995)
			(91,751)
Net Assets (100%)			39,006,388

15

Health Care Fund

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	19,420,174
Undistributed Net Investment Income	144,574
Accumulated Net Realized Gains	2,714,129
Unrealized Appreciation (Depreciation)
Investment Securities	16,721,180
Forward Currency Contracts	6,425
Foreign Currencies	(94)
Net Assets	39,006,388

Investor Shares—Net Assets
Applicable to 50,253,996 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,301,577
Net Asset Value Per Share—
Investor Shares	$204.99

Admiral Shares—Net Assets
Applicable to 331,893,279 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,704,811
Net Asset Value Per Share—
Admiral Shares	$86.49

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Securities with a value of $1,134,000 have been segregated as collateral for open forward currency contracts.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At July 31, 2014, the aggregate value of these securities was
$287,940,000, representing 0.7% of net assets.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	316,265
Interest	612
Securities Lending	898
Total Income	317,775
Expenses
Investment Advisory Fees—Note B	27,057
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,156
Management and Administrative—Admiral Shares	17,883
Marketing and Distribution—Investor Shares	844
Marketing and Distribution—Admiral Shares	1,746
Custodian Fees	456
Shareholders’ Reports—Investor Shares	76
Shareholders’ Reports—Admiral Shares	35
Trustees’ Fees and Expenses	33
Total Expenses	57,286
Net Investment Income	260,489
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,717,739
Foreign Currencies and Forward Currency Contracts	2,499
Realized Net Gain (Loss)	2,720,238
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,062,400
Foreign Currencies and Forward Currency Contracts	822
Change in Unrealized Appreciation (Depreciation)	1,063,222
Net Increase (Decrease) in Net Assets Resulting from Operations	4,043,949
1 Dividends are net of foreign withholding taxes of $17,584,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $11,464,000 and $546,884,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	260,489	405,185
Realized Net Gain (Loss)	2,720,238	3,351,986
Change in Unrealized Appreciation (Depreciation)	1,063,222	5,664,512
Net Increase (Decrease) in Net Assets Resulting from Operations	4,043,949	9,421,683
Distributions
Net Investment Income
Investor Shares	(8,916)	(114,317)
Admiral Shares	(24,179)	(298,735)
Realized Capital Gain[1]
Investor Shares	(429,002)	(709,234)
Admiral Shares	(1,082,154)	(1,636,385)
Total Distributions	(1,544,251)	(2,758,671)
Capital Share Transactions
Investor Shares	(284,469)	(941,911)
Admiral Shares	2,064,606	4,322,361
Net Increase (Decrease) from Capital Share Transactions	1,780,137	3,380,450
Total Increase (Decrease)	4,279,835	10,043,462
Net Assets
Beginning of Period	34,726,553	24,683,091
End of Period[2]	39,006,388	34,726,553
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $103,531,000 and $146,863,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $144,574,000 and ($83,069,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$191.63	$152.58	$131.96	$124.30	$120.06	$99.12
Investment Operations
Net Investment Income	1.357	2.350	2.777	2.300	2.046	1.902
Net Realized and Unrealized Gain (Loss)
on Investments	20.451	53.058	22.791	12.780	7.404	21.530
Total from Investment Operations	21.808	55.408	25.568	15.080	9.450	23.432
Distributions
Dividends from Net Investment Income	(.172)	(2.357)	(2.757)	(2.237)	(2.007)	(1.761)
Distributions from Realized Capital Gains	(8.276)	(14.001)	(2.191)	(5.183)	(3.203)	(.731)
Total Distributions	(8.448)	(16.358)	(4.948)	(7.420)	(5.210)	(2.492)
Net Asset Value, End of Period	$204.99	$191.63	$152.58	$131.96	$124.30	$120.06

Total Return[1]	11.62%	37.66%	19.59%	12.50%	7.95%	23.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,302	$9,905	$8,681	$8,462	$8,447	$11,692
Ratio of Total Expenses to
Average Net Assets	0.35%	0.35%	0.35%	0.35%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.37%	1.33%	1.94%	1.72%	1.67%	1.73%
Portfolio Turnover Rate	28%	21%	8%	8%	9%	6%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$80.84	$64.37	$55.68	$52.45	$50.67	$41.83
Investment Operations
Net Investment Income	.596	1.040	1.211	1.005	.891	.835
Net Realized and Unrealized Gain (Loss)
on Investments	8.623	22.378	9.605	5.392	3.115	9.091
Total from Investment Operations	9.219	23.418	10.816	6.397	4.006	9.926
Distributions
Dividends from Net Investment Income	(.078)	(1.042)	(1.201)	(.980)	(.874)	(.777)
Distributions from Realized Capital Gains	(3.491)	(5.906)	(.925)	(2.187)	(1.352)	(.309)
Total Distributions	(3.569)	(6.948)	(2.126)	(3.167)	(2.226)	(1.086)
Net Asset Value, End of Period	$86.49	$80.84	$64.37	$55.68	$52.45	$50.67

Total Return[1]	11.64%	37.74%	19.65%	12.57%	7.99%	23.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,705	$24,821	$16,002	$12,968	$11,459	$8,619
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.42%	1.38%	1.99%	1.77%	1.72%	1.80%
Portfolio Turnover Rate	28%	21%	8%	8%	9%	6%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

 See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if

21

Health Care Fund

the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2014, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and

22

Health Care Fund

records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2014, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

Beginning in May 2015, the investment advisory fee will be subject to quarterly adjustments based on performance since May 1, 2014, relative to the MSCI ACW Health Care Index.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $3,933,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.57% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

23

Health Care Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	29,201,189	—	—
Common Stocks—International	315,738	8,083,895	—
Temporary Cash Investments	—	1,497,317	—
Forward Currency Contracts—Assets	—	6,425	—
Total	29,516,927	9,587,637	—

At July 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	9/17/14	USD	355,146	JPY	36,190,108	3,217
Bank of America NA	9/17/14	USD	355,138	JPY	36,190,109	3,208
						6,425

JPY—Japanese yen.
USD—U.S. dollar.

After July 31, 2014, the counterparty posted collateral of $6,107,000 in connection with open forward currency contracts as of July 31, 2014.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2014, the fund realized net foreign currency gains of $249,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2014, the cost of investment securities for tax purposes was $22,445,964,000. Net unrealized appreciation of investment securities for tax purposes was $16,652,175,000, consisting of unrealized gains of $16,768,984,000 on securities that had risen in value since their purchase and $116,809,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $5,566,563,000 of investment securities and sold $5,065,533,000 of investment securities, other than temporary cash investments.

24

Health Care Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	July 31, 2014		January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	960,200	4,815	1,769,228	10,118
Issued in Lieu of Cash Distributions	418,686	2,151	784,653	4,547
Redeemed	(1,663,355)	(8,402)	(3,495,792)	(19,870)
Net Increase (Decrease)—Investor Shares	(284,469)	(1,436)	(941,911)	(5,205)
Admiral Shares
Issued	2,072,841	24,719	4,148,023	55,782
Issued in Lieu of Cash Distributions	1,020,070	12,425	1,775,274	24,189
Redeemed	(1,028,305)	(12,303)	(1,600,936)	(21,502)
Net Increase (Decrease)—Admiral Shares	2,064,606	24,841	4,322,361	58,469

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2014		Proceeds from		July 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alnylam Pharmaceuticals Inc.	343,441	66,750	—	—	280,147
Forest Laboratories Inc.	1,768,013	—	1,010,160	—	—
Incyte Corp.	NA1	278,091	—	—	483,994
Medicines Co.	159,864	3,983	—	—	110,627
PAREXEL International Corp.	234,566	12,150	—	—	271,946
Prothena Corp. plc	41,074	7,544	—	—	28,866
UCB SA	661,141	—	—	11,464	NA2
Total	3,208,099			11,464	1,175,580
1 Not applicable—At January 31, 2014, the issuer was not an affiliated company of the fund.
2 Not applicable—At July 31, 2014, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. The fund determined that a corporate action previously recorded as a non-taxable transaction was taxable in the fiscal year ended January 31, 2014. As a result, the fund will distribute additional long-term capital gains of $113,000,000 to shareholders in October 2014. Management has determined that no other material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2014	7/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,116.15	$1.84
Admiral Shares	1,000.00	1,116.40	1.57
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.31	1.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company, LLP (Wellington Management). In addition, the board approved the addition of a performance adjustment schedule to the fee arrangement in the advisory agreement, effective May 1, 2014, to further align the interests of the advisor and the fund’s shareholders. The performance adjustment will increase or decrease the asset-based fee proportionately with the investment performance of the fund’s assets managed by Wellington Management. The adjustment will be based on the cumulative total performance over a trailing 36-month period (subject to certain transition rules that will be in place until 36 months have elapsed from the date of the new agreement) as compared with that of the MSCI ACW Health Care Index over the same period. Other terms of the advisory agreement have not changed. The board determined that renewing the fund’s advisory arrangement and adding the performance adjustment schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is aided by a team of five experienced health care analysts. This health care team uses intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: health services, medical products, specialty pharmaceuticals, major pharmaceuticals, and international markets. Wellington Management has advised the Health Care Fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

28

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092014

Semiannual Report | July 31, 2014

Vanguard Precious Metals and Mining Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
Total
Returns
Vanguard Precious Metals and Mining Fund	12.43%
S&P Global Custom Metals and Mining Index	14.25
Precious Metals Equity Funds Average	13.77
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2014, Through July 31, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$10.38	$11.67	$0.000	$0.000

1

Chairman’s Letter

Dear Shareholder,

After retreating—often markedly—for more than three straight years, precious metals and mining stocks staged a comeback that began the period strongly, then waned and waxed. Against this volatile backdrop, Vanguard Precious Metals and Mining Fund returned about 12% for the half year ended July 31, 2014. It under-performed its benchmark, the S&P Global Custom Metals and Mining Index, and the average return of its peer funds.

Turbulence is a hallmark of precious metals and mining stocks, which represent less than 5% of the broad global stock market. Investors with exposure to this sector should be aware of its extreme highs and lows and its tendency toward volatility. Its potential for higher rewards is accompanied by a higher degree of risk.

Stocks posted strong returns despite finishing with a thud
The broad U.S. stock market returned about 8% for the period despite ending on a negative note. On the cusp of eking out a sixth straight positive monthly advance, returns tumbled on the period’s final day.

Overall, generally strong corporate earnings, investors’ willingness to embrace risk, and the Federal Reserve’s resolve to sustain historically low interest rates for an extended time were supportive. The market withstood conflict in the Middle East and Ukraine, economic concerns in China and Europe, and the Fed’s gradual reduction of its stimulative bond-buying program.

2

International stocks returned almost 10%. Emerging markets, which slumped notably in 2013, led the charge. The developed markets of the Pacific region managed double-digit returns as well. European stocks, despite retreating in July, also finished on positive ground.

Bonds’ recent rebound showed signs of fatigue
The broad U.S. taxable bond market returned 2.16%. Although bonds have rebounded well after posting negative returns for 2013, they gradually lost momentum in June and July. The yield of the benchmark 10-year U.S. Treasury note ended the period at 2.56%, down from 2.70% on January 31. (Bond prices and yields move in opposite directions.)

Municipal bonds, lifted by the broad bond market rally and less restrained by the later decline in Treasury prices, returned 4.15%. Investor demand for tax-exempt income and a limited supply of new issues also helped.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.35%.

Results for money market funds and savings accounts remained tempered by the Fed’s target of 0%–0.25% for short-term interest rates.

Market Barometer

			Total Returns
	Periods Ended July 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.02%	17.06%	17.13%
Russell 2000 Index (Small-caps)	-0.30	8.56	16.56
Russell 3000 Index (Broad U.S. market)	8.25	16.37	17.08
FTSE All-World ex US Index (International)	9.73	15.78	9.13

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.16%	3.97%	4.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.15	7.27	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	1.85%	1.99%	2.04%

3

The fund was boosted by rising prices of gold and other precious metals
Because sector funds are focused on one segment of the market, they are by nature more unpredictable and less stable than more balanced and diversified funds. The precious metals and mining industry, a subset of the larger materials sector, is subject to particularly wide price swings. Moreover, these fluctuations can occur quickly and with little or no warning as investors react to economic and geopolitical events.

The tone was set at the start of the period. The fund increased 10% in February as investors sought a potential hedge against inflation and a safe haven amid geopolitical concerns and questions about the U.S. and global economies. After three months of mostly negative or flat returns, the fund surged again in June. As tensions in Ukraine and the Middle East intensified, investors again sought an alternative to bonds and the broad stock market.

The Fed’s statement that it plans to keep short-term interest rates low for a “considerable time” after the end of its bond-buying program also helped. When interest rates are low, investors can be drawn to gold and other precious metals, which, of course, have zero yields.

Vanguard Precious Metals and Mining Fund features an element of diversification that makes it unique among its peers and different from its benchmark. Although it holds only about 50 companies––compared to the more than 250 tracked

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.25%	1.30%
The fund expense ratio shown is from the prospectus dated May 27, 2014, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2014, the fund’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Precious Metals Equity Funds.

4

by the benchmark—these holdings are further diversified into subsectors, including specialty chemical firms. This breadth can dampen some of the volatility inherent in precious metals stocks.

Of course, compared to the broad market, the fund’s path can still be quite rocky. When the sector’s stocks are in peak form, the fund generally lags its benchmark and peers. Over the half year, its broad approach to this narrow segment held back relative results when returns outside the core precious metals and mining precincts lagged.

The fund’s advisor, M&G Investment Management Limited, has recently taken steps to reduce exposure to the “off-benchmark” subsectors and increase its allocations to gold and diversified metals and mining. But stock selection was subpar overall, despite pockets of strength. And the fund’s cash holdings and greater exposure to small-capitalization stocks further dragged down performance.

Although these factors didn’t weigh in the fund’s favor, the rise of gold and other precious metals prices ultimately helped it get back on track. As noted above, its allocations to these areas were less than those of the benchmark, but the stocks it did hold outperformed.

Don’t let complacency set your portfolio adrift
At Vanguard, we often warn against letting emotions become entangled with investments. When the financial markets are in turmoil, for example, we’ll caution investors not to let fear lead to rash decisions. But complacency—that mild-mannered counterpoint to fear—can also stand in the way of achieving your financial goals. And lately, conditions have been ripe for complacency.

In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of nearly 25%. That’s more than double the historical average. And in recent weeks, several indexes touched all-time highs.

The investment winds don’t always blow favorably, of course—a point underscored by the sharp drop for stocks on the last day of July. This unwelcome retreat served to remind us that the exceptionally smooth sailing in the preceding months created risks of its own.

When markets are unusually tranquil, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance, you can end up with a portfolio that’s very different from, and potentially riskier than, the one you intended to have.

5

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on four principles for investment success: create clear, appropriate investment goals; develop a suitable asset allocation using broadly diversified funds; minimize cost; and maintain perspective and long-term discipline. (You can read more in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 15, 2014

6

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a return of 12.43% for the six-month period ended July 31, 2014, lagging the results of its benchmark index (14.25%) and peers (13.77%).

The markets
Emerging markets remain the largest consumers of metals and minerals. Concerns about slowing growth, political uncertainty, and the effects of the U.S. Federal Reserve’s “tapering” on these markets further weakened sentiment in an already underperforming industry.

Much of the share price decline in miners stemmed from wasteful capital allocation But recently, new management teams have changed their policies significantly, and the industry outperformed the wider market during the period. Miners are trading at levels last seen at the end of 2008 and the start of the century, and this opportunity is not going unnoticed by investors. Add in China’s decision to support growth at 7.5%, the election success of India’s economically minded BJP party, the breaking of political deadlock in several countries, and stabilizing local currencies, and the outlook is more positive still.

Commodity prices are a clear sign of underlying demand. They remain strong and indicative of an appetite to secure future supply. Whereas Chinese firms, for example, previously tended to use minority stakes and offtake agreements to secure access to commodities, they now increasingly look to mergers and acquisitions.

Earlier this year, China recorded its largest-ever purchase of an overseas mining project: Hong Kong-listed MMG and partners bought Glencore’s Chile-based copper mine Las Bambas, valued at $7 billion. Chinese M&A laws have been relaxed, enabling state-owned enterprises to purchase any asset worth less than $1 billion without prior approval. Acquisitions involving China have risen sharply. As miners cut production, effectively reducing future output, well-managed companies with quality assets are likely to see additional pricing support.

The fund’s performance
Two of the fund’s long-term holdings were subject to bidding wars, adding significant value. Australian coal and iron ore miner Aquila Resources was the target of a takeover bid by Chinese steel manufacturer Baosteel. The share price rose on the news, leading to further attention by other interested parties. We sold our significant stake in the company to a consortium led by Australian-listed Aurizon at an attractive valuation. U.S.-listed AMCOL International, which mines bentonite, a substance with unique absorption properties, was targeted by two companies seeking to add to and diversify their portfolios. Its share price materially increased on U.S.-based Minerals Technologies’ successful bid.

Australian copper miner OZ Minerals also performed well as its cost reduction measures continued to improve margins. After a challenging 2013, its share price has been supported by signs of increased production and extended mine life.

7

Canadian-listed Centerra Gold and U.K.-listed African Barrick contributed to the returns of our gold holdings. Centerra’s key Kumtor mine is located in the politically challenged Kyrgyz Republic. The company’s share price recovered after an agreement was reached with local government allowing production to resume. African Barrick benefited from operational improvements as the management team under new CEO Brad Gordon executed its business strategy. We believe the company’s intrinsic value is still under-appreciated by the market. It has quality management, a strong balance sheet, and technical teams that are able to make the most of its large resource base in Tanzania. It remains one of our core holdings.

Turning to negatives, U.S.-listed Kinross Gold was the largest detractor. With nearly a quarter of its gold production in Russia, the company has suffered in the wake of the annexation of Crimea and international pressure surrounding the conflict in Ukraine. Meanwhile, its new CEO is engaging with the government in Mauritania to make good the Tasiast mine, which the company bought in 2010 with the aim of converting it to a major, low-cost asset.

After a strong year following its 2013 decision to sell luxury brand Harry Winston, Inc., and acquire BHP Billiton’s Ekati mine, Canadian Dominion Diamond weakened during the period. Despite share price declines, the company continued to increase production at its key assets, supported by rising rough diamond prices.

U.K.-listed platinum recycler and auto-catalyst manufacturer Johnson Matthey also underperformed, although it posted solid six-month results. The company has been hurt by the relative idleness of South African refineries. Recent strikes have resulted in lower metal processing and earnings from that high-margin part of the business.

Purchases and sales
The year has been marked by higher- than-usual levels of portfolio activity as we reposition the fund toward precious metals, particularly gold, that have a more favorable outlook. The key is to be selective, because the collapse in the price of gold has exposed many companies that are geared toward finances and operations. To mitigate future execution risk, we look to identify and back those with a shareholder focus, experienced and proven management and technical teams, and secure balance sheets. This means investing in companies that have clear growth profiles of producing or near-production assets, advanced exploration and suitable greenfield projects, and low all-in sustaining costs.

U.S.-listed Primero Mining, a recent purchase, fills these criteria. After seven years transforming IAMGOLD, CEO Joseph Conway and his technical team took over management of Primero, widely considered a broken company. Since joining in 2010, Conway has increased production and revenues and diversified the business across mines and geographies. All-in sustaining costs have fallen, and the growth profile has improved. Last year, the company was in the rare position of being

8

able to “write-up” assets. Another acquisition this year has further bolstered production and future growth, most of which has yet to be recognized by the market.

We also bought shares in U.K.-listed Randgold Resources. The management team stands out as an effective unit that has worked together for many years. Operationally, the company is very strong and adept at building mines on time and to budget. Founder and CEO Mark Bristow is exceptional, and he has the expertise to extract great value from Randgold’s high-grade, low-cost producing assets.

We reopened a position in Canadian-based Eldorado Gold. Its ill-timed purchase of European Goldfields in 2011, we believe, has been fully reflected in the share price, which now sits below historic levels. It is well-diversified geographically and therefore does not depend on a single mine. The management team has a sound operational track record, and the company’s quality, growth, and valuation support a significant investment.

We exited our positions in Aquila Resources, AMCOL International, and Australian gold exploration company Glory Resources after their successful M&A activities. We also sold our remaining holdings in Russian potash company Uralkali and its U.S.-based peer Mosaic. On a relative basis, the fund benefited from its exposure to potash as base and precious metal miners underperformed. Last year, however, the industry suffered a setback when Uralkali broke its production agreements and share prices in the sector fell. Since then the sector has recovered somewhat, giving us the opportunity to exit and allocate capital to other, more attractive areas.

In precious metals, we took profits in Johnson Matthey and Belgium-based platinum recycler Umicore, which performed well, particularly in light of recent challenges faced by South Africa’s platinum industry. We eliminated our position in Petropavlosk, a Russian-listed gold and iron ore mining and exploration company, because of production concerns and the company’s increasingly strained balance sheet.

Looking ahead
M&A activity in the gold industry has increased as the large producers look to streamline their asset base. Small- and mid- cap miners are taking the opportunity to acquire discarded assets to bolster future growth prospects. Skilled management teams who can identify low-cost, quality assets and have a pedigree in project execution will enhance production—and, crucially, future operating and free cash flow. We continue to find companies with sound capital discipline, an improved portfolio mix, and more secure balance sheets at what we consider to be very attractive valuation levels.

Portfolio Managers:

Randeep Somel, CFA

Jamie J. Horvat

M&G Investment Management Limited

August 21, 2014

9

Precious Metals and Mining Fund

Fund Profile
As of July 31, 2014

Portfolio Characteristics
		S&P	DJ
		Global	U.S.
		Custom	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	54	277	3,718
Median Market Cap	$5.3B	$13.8B	$48.5B
Price/Earnings Ratio	-22.8x	-84.2x	20.2x
Price/Book Ratio	1.4x	1.5x	2.6x
Return on Equity	8.2%	10.2%	17.5%
Earnings Growth
Rate	7.4%	1.3%	14.8%
Dividend Yield	1.6%	2.0%	1.9%
Foreign Holdings	89.7%	88.7%	0.0%
Turnover Rate
(Annualized)	56%	—	—
Ticker Symbol	VGPMX
		—	—
Expense Ratio[1]	0.25%	—	—
Short-Term Reserves	0.5%	—	—

Market Diversification (% of equity exposure)

Europe
United Kingdom	26.3%
Belgium	8.1
France	1.3
Subtotal	35.7%
Pacific
Australia	7.3%
North America
Canada	47.0%
United States	10.0
Subtotal	57.0%

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.91	0.29
Beta	0.99	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Umicore SA	Specialty Chemicals	8.0%
BHP Billiton Ltd.	Diversified Metals &
	Mining	6.4
Dominion Diamond	Precious Metals &
Corp.	Minerals	6.0
Johnson Matthey plc	Specialty Chemicals	5.6
Nevsun Resources Ltd.	Diversified Metals &
	Mining	5.5
OZ Minerals Ltd.	Diversified Metals &
	Mining	4.9
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	4.8
Goldcorp Inc.	Gold	4.6
Kinross Gold Corp.	Gold	4.3
Hochschild Mining plc	Precious Metals &
	Minerals	4.0
Top Ten		54.1%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 27, 2014, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratio was 0.29%.

10

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014

For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	12.43%	-1.26%	5.86%

See Financial Highlights for dividend and capital gains information.

11

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)
Australia (7.3%)
1	OZ Minerals Ltd.	30,000,000	127,539
	Iluka Resources Ltd.	6,303,822	51,072
*,1	Galaxy Resources Ltd.	86,393,638	4,598
*,1	St. Barbara Ltd.	33,669,000	3,379
*,1	Equatorial Resources Ltd.	9,172,500	2,816
*	Galaxy Resources Ltd.
	Warrants Exp.
	12/31/2014	18,750,000	105
*,1	Apex Minerals NL	55,654,166	—
			189,509
Belgium (8.0%)
	Umicore SA	4,300,000	207,816

Canada (46.9%)
*,1	Dominion Diamond Corp.	11,045,837	154,896
1	Nevsun Resources Ltd.	37,839,800	143,676
	Potash Corp. of
	Saskatchewan Inc.	3,500,000	124,258
	Goldcorp Inc.
	(NYSE Shares)	4,140,558	113,451
*	Kinross Gold Corp.	28,000,000	111,720
	Yamana Gold Inc.
	(NYSE Shares)	7,832,232	66,731
*	Eldorado Gold Corp.
	(NYSE Shares)	8,045,489	59,698
*	B2Gold Corp.
	(AMEX Shares)	22,800,544	59,054
	Agnico Eagle Mines Ltd.
	(NYSE Shares)	1,424,564	52,980
*	Primero Mining Corp.	5,769,300	44,182
*	First Majestic Silver Corp.	3,675,941	38,965
*	New Gold Inc.	6,305,066	38,801
	Agnico Eagle Mines Ltd.	814,545	30,285
	Yamana Gold Inc.	3,451,012	29,435
*	SEMAFO Inc.	5,891,186	25,448
	Alamos Gold Inc.	2,500,000	22,241

			Market
			Value
		Shares	($000)
	Centerra Gold Inc.	4,000,000	20,801
*	Osisko Gold
	Royalties Ltd.	1,121,345	15,992
*,^	Mountain Province
	Diamonds Inc.	3,000,000	15,325
^	Alacer Gold Corp.	4,950,000	11,304
*,^	Kirkland Lake Gold Inc.	1,860,000	6,465
*	Continental Gold Ltd.	1,700,000	6,018
	Eldorado Gold Corp.	710,600	5,272
*	True Gold Mining Inc.	13,000,000	5,186
	Goldcorp Inc.	183,500	5,025
*	B2Gold Corp.	1,860,800	4,813
*,2	Kaminak Gold Corp.
	Class A	3,660,000	2,954
*	True Gold Mining Inc.
	Warrants Exp.
	08/18/2014	6,500,000	30
			1,215,006
France (1.3%)
	Imerys SA	413,418	32,281

Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	1,112,091	427

United Kingdom (26.2%)
	BHP Billiton plc	4,861,221	165,827
	Johnson Matthey plc	2,925,000	145,744
*,1	Hochschild Mining plc	37,269,103	102,357
1	African Barrick Gold plc	22,255,000	98,231
^	Randgold Resources Ltd.
	ADR (NASDAQ Shares)	832,162	71,683
	Anglo American plc	2,441,006	65,556
	Randgold Resources
	Ltd. ADR	180,850	15,578
	Randgold Resources Ltd.	100,000	8,611
*	Petra Diamonds Ltd.	1,483,912	4,993
			678,580

12

Precious Metals and Mining Fund

		Market
		Value
	Shares	($000)
United States (9.9%)
Royal Gold Inc.	1,197,507	90,496
Newmont Mining Corp.	3,600,000	89,676
* Tahoe Resources Inc.	1,620,383	42,859
Mosaic Co.	634,337	29,249
Gold Resource Corp.	500,000	2,640
		254,920
Total Common Stocks
(Cost $2,921,414)		2,578,539
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	2,932
Total Precious Metals
(Cost $1,213)		2,932
Temporary Cash Investment (1.8%)
Money Market Fund (1.8%)
[3,4] Vanguard Market
Liquidity Fund, 0.118%
(Cost $45,656)	45,655,949	45,656
Total Investments (101.5%)
(Cost $2,968,283)		2,627,127
Other Assets and Liabilities (-1.5%)
Other Assets		12,925
Liabilities[4]		(50,858)
		(37,933)
Net Assets (100%)
Applicable to 221,959,729 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,589,194
Net Asset Value Per Share		$11.67

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value[5]
Unaffiliated Issuers[5]	1,943,979
Affiliated Vanguard Funds	45,656
Other Affiliated Issuers	637,492
Total Investments in Securities	2,627,127
Receivables for
Investment Securities Sold	5,953
Receivables for Capital Shares Issued	2,429
Other Assets	4,543
Total Assets	2,640,052
Liabilities
Payables for
Investment Securities Purchased	32,751
Securities Lending Collateral
Payable to Brokers	8,238
Other Liabilities	9,869
Total Liabilities	50,858
Net Assets	2,589,194

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	4,117,134
Overdistributed Net Investment Income	(151,519)
Accumulated Net Realized Losses	(1,035,272)
Unrealized Appreciation (Depreciation)
Investment Securities[5]	(341,156)
Foreign Currencies	7
Net Assets	2,589,194

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,499,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Restricted security represents 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $8,238,000 of collateral received for securities on loan.
5 Includes precious metals.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Precious Metals and Mining Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	20,115
Interest[2]	89
Securities Lending	468
Total Income	20,672
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,751
Performance Adjustment	(1,046)
The Vanguard Group—Note C
Management and Administrative	2,472
Marketing and Distribution	298
Custodian Fees	85
Shareholders’ Reports	51
Trustees’ Fees and Expenses	3
Total Expenses	3,614
Net Investment Income	17,058
Realized Net Gain (Loss)
Investment Securities Sold[2]	(250,914)
Foreign Currencies	558
Realized Net Gain (Loss)	(250,356)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	520,976
Foreign Currencies	(14)
Change in Unrealized Appreciation (Depreciation)	520,962
Net Increase (Decrease) in Net Assets Resulting from Operations	287,664
1 Dividends are net of foreign withholding taxes of $1,578,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $6,024,000, $89,000, and
($232,685,000), respectively.
3 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,058	52,446
Realized Net Gain (Loss)	(250,356)	(537,734)
Change in Unrealized Appreciation (Depreciation)	520,962	(575,290)
Net Increase (Decrease) in Net Assets Resulting from Operations	287,664	(1,060,578)
Distributions
Net Investment Income	—	(1,513)
Realized Capital Gain	—	—
Return of Capital	—	(113)
Total Distributions	—	(1,626)
Capital Share Transactions
Issued	353,458	1,113,198
Issued in Lieu of Cash Distributions	—	1,497
Redeemed	(354,424)	(861,854)
Net Increase (Decrease) from Capital Share Transactions	(966)	252,841
Total Increase (Decrease)	286,698	(809,363)
Net Assets
Beginning of Period	2,302,496	3,111,859
End of Period[1]	2,589,194	2,302,496
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($151,519,000) and ($169,135,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.38	$15.46	$22.14	$24.15	$18.74	$10.74
Investment Operations
Net Investment Income	. 077	. 243[1]	.292	.334[2]	.181	.093[3]
Net Realized and Unrealized Gain (Loss)
on Investments [4]	1.213	(5.315)	(5.962)	(.760)	6.521	8.207
Total from Investment Operations	1.290	(5.072)	(5.670)	(.426)	6.702	8.300
Distributions
Dividends from Net Investment Income	—	(.007)	(.710)	(.123)	(1.101)	(.300)
Distributions from Realized Capital Gains	—	—	(.300)	(1.461)	(.191)	—
Return of Capital	—	(.001)	—	—	—	—
Total Distributions	—	(.008)	(1.010)	(1.584)	(1.292)	(.300)
Net Asset Value, End of Period	$11.67	$10.38	$15.46	$22.14	$24.15	$18.74

Total Return[5]	12.43%	-32.82%	-26.13%	-0.97%	35.35%	77.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,589	$2,302	$3,112	$4,415	$5,030	$3,684
Ratio of Total Expenses to
Average Net Assets[6]	0.29%	0.25%	0.26%	0.29%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	1.35%	2.10%	1.62%	1.54%[2]	0.61%	0.59%[3]
Portfolio Turnover Rate	56%	34%	30%	22%	34%	17%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
3 The fund received a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2010, by $.134 and 0.90%, respectively. The reallocation had no impact on net assets, net asset values per share, or total returns.
4 Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.01, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
5 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
6 Includes performance-based investment advisory fee increases (decreases) of (0.08%), (0.09%), (0.07%), (0.03%), (0.05%), and (0.08%).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings.

17

Precious Metals and Mining Fund

While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Global Custom Metals and Mining Index. For the six months ended July 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before a decrease of $1,046,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $264,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

18

Precious Metals and Mining Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	1,466,972	2,954	—
Common Stocks—Other	71,683	1,036,930	—
Precious Metals	—	2,932	—
Temporary Cash Investments	45,656	—	—
Total	1,584,311	1,042,816	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2014, the fund realized net foreign currency gains of $558,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies held at July 31, 2014, had unrealized appreciation of $161,965,000 as of January 31, 2014, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of over-distributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2014, the fund had available capital losses totaling $784,391,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2014, the cost of investment securities for tax purposes was $3,130,248,000. Net unrealized depreciation of investment securities for tax purposes was $503,121,000, consisting of unrealized gains of $108,888,000 on securities that had risen in value since their purchase and $612,009,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $857,909,000 of investment securities and sold $679,677,000 of investment securities, other than temporary cash investments.

19

Precious Metals and Mining Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2014	January 31, 2014
	Shares	Shares
	(000)	(000)
Issued	31,290	95,795
Issued in Lieu of Cash Distributions	—	108
Redeemed	(31,252)	(75,233)
Net Increase (Decrease) in Shares Outstanding	38	20,670

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2014		Proceeds from		July 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
African Barrick Gold plc	82,897	—	3,245	444	98,231
AMCOL International Corp.	102,142	—	137,159	600	—
Apex Minerals NL	—	—	—	—	—
Aquila Resources Ltd.	52,981	—	86,585	—	—
Belo Sun Mining Corp.	7,093	—	3,877	—	—
Dominion Diamond Corp.	165,650	—	4,607	—	154,896
Equatorial Resources Ltd.	5,118	—	299	—	2,816
Galaxy Resources Ltd.	5,066	—	—	—	4,598
Glory Resources Ltd.	4,912	—	5,132	—	—
Hochschild Mining plc	98,261	—	5,327	—	102,357
Nevsun Resources Ltd.	138,958	—	—	2,272	143,676
OZ Minerals Ltd.	92,430	—	—	2,708	127,539
Panoramic Resources Ltd.	4,509	—	8,194	—	—
Petropavlovsk plc	15,010	—	12,189	—	—
Reed Resources Ltd.	3,377	—	1,505	—	—
St. Barbara Ltd.	16,588	—	3,155	—	3,379
Total	794,992			6,024	637,492

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2014	7/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,124.28	$1.53
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory arrangement with M&G Investment Management Limited (M&G). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that M&G, founded in 1931, offers a broad range of investment products. M&G continues to employ a sound process, selecting companies that are broadly representative of the metals and mining industries, with an emphasis on well-managed, returns-focused companies. The fund may be invested in rare minerals (such as diamonds), in precious metals (such as gold, silver, and platinum), and in base metals and minerals (such as coal). The advisor’s global equity research team conducts intensive fundamental analysis on companies in the industry, including regular company visits. M&G has advised the fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

24

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Custom Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Global Custom Metals and Mining Index thereafter.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092014

Semiannual Report | July 31, 2014

Vanguard Dividend Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
Total
Returns
Vanguard Dividend Growth Fund	7.22%
NASDAQ US Dividend Achievers Select Index	6.51
Large-Cap Core Funds Average	8.45
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2014, Through July 31, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$20.45	$21.68	$0.222	$0.028

1

Chairman’s Letter

Dear Shareholder,

Despite challenges facing the U.S. economy and heightened geopolitical instability abroad, the U.S. stock market delivered solid results for the six months ended July 31, 2014. Dividend-paying stocks were in demand by investors looking for alternatives to low bond yields.

Vanguard Dividend Growth Fund returned 7.22%, ahead of its benchmark index, for the half year. The fund trailed the average return of its large-capitalization core peers. This peer group includes a diverse collection of funds. In contrast to your fund, many of the peer funds have no mandate to invest in stocks that boast a long track record of increasing their dividends.

The fund posted a positive result for all nine industry sectors in which it invested. Its advisor’s stock selections in health care, energy, and information technology contributed most to performance. The fund’s 30-day SEC yield declined a bit, from 2.05% at the start of the period to 2.03% at the end.

Stocks posted strong returns despite finishing with a thud
For the six months ended July 31, the broad U.S. stock market returned about 8% despite ending on a negative note. U.S. stocks, which were on the cusp of eking out a sixth straight positive monthly return, tumbled on the period’s final day. Still, generally strong corporate earnings, investors’ willingness to embrace risk, and

2

the Federal Reserve’s resolve to sustain historically low interest rates for an extended time have supported the market.

During the six months, stocks withstood conflict in the Middle East and Ukraine, economic concerns in China and Europe, and the Fed’s gradual reduction of its stimulative bond-buying program.

International stocks returned almost 10%. Emerging markets, which notably slumped in 2013, led the charge. Stocks in the developed markets of the Pacific region also managed double-digit returns. European stocks, despite retreating in July, finished on positive ground.

Bonds’ recent rebound showed signs of fatigue
The broad U.S. taxable bond market returned 2.16% for the six months. Although bonds have rebounded well after posting negative returns for 2013, their recent rally gradually lost momentum over June and July. The yield of the benchmark 10-year U.S. Treasury note ended July at 2.56%, down from 2.70% on January 31. (Bond prices and yields move in opposite directions.)

Municipal bonds, lifted by the broad bond market rally and less restrained by July’s decline in Treasury prices, returned 4.15%. Investor demand for tax-exempt income and a limited supply of new issues also benefited munis.

Market Barometer

			Total Returns
	Periods Ended July 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.02%	17.06%	17.13%
Russell 2000 Index (Small-caps)	-0.30	8.56	16.56
Russell 3000 Index (Broad U.S. market)	8.25	16.37	17.08
FTSE All-World ex US Index (International)	9.73	15.78	9.13

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.16%	3.97%	4.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.15	7.27	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	1.85%	1.99%	2.04%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.35%.

Results for money market funds and savings accounts remained tempered by the Fed’s target of 0%–0.25% for short-term interest rates.

Health care and energy stocks bolstered the fund’s performance
The Dividend Growth Fund’s advisor, Wellington Management Company, manages a relatively small portfolio—about 50 stocks—of what it views as undervalued, high-quality companies with potential for increasing their dividends over time. Unlike other dividend funds, which are more focused on the highest-yielding stocks, Dividend Growth’s strategy is to identify companies with strong prospects for raising their dividends, regardless of their current yield.

The fund’s benchmark, the NASDAQ US Dividend Achievers Select Index, is made up of about 160 stocks that have increased their annual dividends for at least ten consecutive years. Although the advisor is not bound by the index’s parameters, it is meticulous about selecting stocks that meet its own high standards.

Over the six months, the advisor’s approach produced a benchmark-beating return that nevertheless fell a few steps short of its peer-group result. Compared with peers, the fund had limited exposure to some of the market’s better performers—including, oddly enough,

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Dividend Growth Fund	0.31%	1.15%
The fund expense ratio shown is from the prospectus dated May 27, 2014, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2014, the fund’s annualized expense ratio was 0.33%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Core Funds.

4

stocks with the highest yields. Investors were hungry for yield and for ways to increase their current income. Stocks with more modest yields but a record of steady dividend increases—the focus of your fund—performed less strongly.

The fund’s largest sector, health care, added the most to its performance, helped by an overweighting of the sector and by the advisor’s stock selection. Health care stocks outpaced the broad U.S. market by about 1 percentage point over the half year. Nearly every segment of the sector performed well, with pharmaceuticals and health care providers and suppliers contributing most to the fund. Mergers and acquisitions, new drug development, opportunities overseas, and the aging population’s need for increased health care were supportive, too.

Energy stocks, the market’s best-performing industry for the period, also lifted the fund. Integrated oil and gas companies benefited from higher oil prices resulting from renewed hostilities in Iraq. Although prices eased by the end of the period, the run-up helped the stocks of many energy companies. Companies that specialize in storing and transporting oil products were another source of strength.

Information technology stocks stood out as well. The advisor’s avoidance of certain poorly performing segments of that industry, including electronics manufacturers, helped shield the fund from detractors among the index’s holdings. The fund also benefited from owning shares in some software manufacturers not held in the benchmark.

The fund’s small utilities and materials sectors contributed little to its overall result. Poor stock selection within the fund’s sizable consumer discretionary and consumer staples sectors detracted from its relative performance.

Don’t let complacency set your portfolio adrift
At Vanguard, we often warn against letting emotions become entangled with investments. When the financial markets are in turmoil, for example, we’ll caution investors not to let fear lead to rash decisions. But complacency can also stand in the way of achieving financial goals. And lately, conditions may have been leading some investors to feel a little too comfortable.

Since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns in excess of 24%. That’s more than double the market’s historical average annual return. And in recent months, several indexes achieved record highs.

The investment winds don’t always blow favorably, of course—as we saw on the last day of July, when stocks fell sharply. Although the decline at the end of the

5

reporting period was unwelcome, it served to remind us that exceptionally smooth sailing can create risks of its own.

When markets are unusually tranquil, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance, you can end up with a portfolio that’s very different from, and potentially riskier than, your intended one.

Whatever way the market is moving, we always encourage our clients to stay focused on our four principles for investment success: Create clear, appropriate investment goals; develop a suitable asset allocation using broadly diversified funds; minimize cost; and maintain perspective and long-term discipline. (You can read more in Vanguard’s Principles for Investment Success, available at vanguard.com/ research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2014

6

Advisor’s Report

Vanguard Dividend Growth Fund gained 7.22% for the six months ended July 31, 2014, outperforming the 6.51% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment
The balance sheets of the major central banks across the globe remain bloated. As we have said before, we are concerned that the buoyant effects of central bank liquidity on global markets will not be followed by significantly better economic and business conditions in the near term. Market valuation therefore seems disconnected from fundamentals. We are also concerned about the tightness in spreads and what that implies for the current price of risk. Put another way, the markets’ extremely low volatility and relatively high level of complacency in the face of mediocre global conditions are notable.

The fund’s successes
For the six months, all sectors contributed to absolute performance except for telecommunication services, where we own no stocks. The fund’s holdings in health care, energy, information technology, and industrials produced the largest absolute contributions, while utilities and materials produced the smallest. We are glad to see a turnaround in our energy holdings since our last writing, as this sector had been a detractor.

Among the top absolute contributors for the six months were BG Group (energy), Chevron (energy), Microsoft (information technology), Canadian National Railway (industrials), and Johnson & Johnson (health care). The top contributor, BG Group, is a British oil and gas exploration company that we believe should see rising cash flow and improving dividend growth as several large investment projects come into production over the next several years. We are also happy that Canadian National Railway, an operator that spans Canada and extends through Chicago to the Gulf of Mexico, has aided performance; we added it during the first quarter of 2014. Relative to the benchmark, our lack of holdings in poorly performing Qualcomm (information technology) also aided results.

On a “run-rate” basis, the fund is expected to produce asset-weighted dividend growth of 14.1% for 2014. Our run-rate calculation is a rough estimate of potential dividend growth; it takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect, nor factor in the dollar size of, dividend increases that may be announced later in the year. Therefore, companies in the early stages of dividend growth tend to show large percentage increases, yet the absolute cash dividend may be small. Despite these shortcomings, we view this estimate as a reasonable report card.

7

Among the more notable dividend run-rate increases thus far in 2014 have been by Lowe’s (+35.3%) and UnitedHealth (+42.5%).

The fund’s shortfalls
On an absolute basis, our holdings in utilities and materials produced the smallest contributions. Relative to the benchmark, our stock selection in the consumer discretionary and consumer staples sectors also hurt performance. Our biggest absolute detractors included TJX Companies (consumer discretionary), United Technologies (industrials), Mattel (consumer discretionary), Omnicom Group (consumer discretionary), and Pfizer (health care). The biggest detractor, TJX Companies, is an off-price apparel retailer that reported disappointing earnings in the first half of the year, but it has an excellent long-term track record of dividend growth, which we expect to continue. Compared with the benchmark, not owning strong performers EOG Resources (energy) and Walgreens (consumer staples) also detracted.

Although we would prefer that all stocks in the fund perform well at all times, it is inevitable that some will detract from the fund’s performance over a given period. We assess a stock’s contribution to the fund over a longer time and with an eye consistently focused on dividend action.

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments.

We seek to fulfill this objective by carefully building the Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. As of the end of the period, the fund had significant allocations to the health care, industrial, and consumer discretionary sectors and less exposure (below 5% allocation) to utilities and materials. We hold no telecommunications stocks.

There has been some modest change to the fund’s positioning, though certainly no change in our investment strategy, since our last report. Some additions were made to the fund over the six months, driven largely by price opportunity. We also continue to manage the fund by constantly assessing the weightings of our existing positions and adjusting them accordingly. We remain true to our process and believe that the Dividend Growth Fund is well-positioned to deliver superior dividend growth and solid capital appreciation for shareholders over time.

Donald J. Kilbride
Senior Vice President and
Equity Portfolio Manager

Wellington Management Company, llp

August 20, 2014

8

Dividend Growth Fund

Fund Profile
As of July 31, 2014

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	50	163	3,718
Median Market Cap	$67.7B	$59.8B	$48.5B
Price/Earnings Ratio	18.6x	18.2x	20.2x
Price/Book Ratio	3.4x	3.3x	2.6x
Return on Equity	23.5%	21.6%	17.5%
Earnings Growth
Rate	8.9%	10.1%	14.8%
Dividend Yield	2.3%	2.2%	1.9%
Foreign Holdings	12.4%	0.0%	0.0%
Turnover Rate
(Annualized)	22%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.31%	—	—
30-Day SEC Yield	2.03%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)

		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary	13.7%	8.4%	12.6%
Consumer Staples	13.3	21.7	8.1
Energy	10.7	9.6	9.8
Financials	11.1	6.9	17.3
Health Care	19.0	10.9	13.2
Industrials	16.3	21.2	11.2
Information Technology	10.6	11.9	18.6
Materials	4.3	8.5	3.9
Telecommunication
Services	0.0	0.1	2.3
Utilities	1.0	0.8	3.0

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.94	0.90
Beta	0.86	0.73

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

United Parcel Service	Air Freight &
Inc.	Logistics	2.9%
UnitedHealth Group Inc.	Managed Health
	Care	2.9
Lockheed Martin Corp.	Aerospace &
	Defense	2.8
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.7
TJX Cos. Inc.	Apparel Retail	2.7
Microsoft Corp.	Systems Software	2.6
BG Group plc	Integrated Oil & Gas	2.6
Chevron Corp.	Integrated Oil & Gas	2.5
Medtronic Inc.	Health Care
	Equipment	2.5
Cardinal Health Inc.	Health Care
	Distributors	2.5
Top Ten		26.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 27, 2014, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratio was 0.33%.

9

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014

For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	19.39%	17.33%	9.16%

See Financial Highlights for dividend and capital gains information.

10

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (98.0%)
Consumer Discretionary (13.4%)
TJX Cos. Inc.	10,613,662	565,602
NIKE Inc. Class B	6,361,851	490,689
Lowe’s Cos. Inc.	9,312,971	445,626
McDonald’s Corp.	4,688,708	443,364
Mattel Inc.	9,828,786	348,185
Walt Disney Co.	3,627,325	311,515
Omnicom Group Inc.	2,944,330	206,074
		2,811,055
Consumer Staples (13.0%)
Wal-Mart Stores Inc.	7,691,004	565,904
Procter & Gamble Co.	5,279,966	408,247
Anheuser-Busch InBev
NV	3,529,151	380,915
CVS Caremark Corp.	4,849,880	370,337
Coca-Cola Co.	9,023,826	354,546
Diageo plc	11,500,790	345,397
Colgate-Palmolive Co.	4,621,362	292,994
		2,718,340
Energy (10.5%)
BG Group plc	27,832,645	548,841
Chevron Corp.	4,125,796	533,218
Exxon Mobil Corp.	4,175,733	413,147
Enbridge Inc.	7,762,908	380,227
Schlumberger Ltd.	2,969,096	321,820
		2,197,253
Financials (10.9%)
ACE Ltd.	4,099,199	410,330
BlackRock Inc.	1,195,245	364,227
Wells Fargo & Co.	6,264,918	318,884
Marsh & McLennan
Cos. Inc.	6,265,214	318,085
PNC Financial Services
Group Inc.	3,666,899	302,739
Chubb Corp.	3,417,522	296,333
Public Storage	1,566,632	268,850
		2,279,448

		Market
		Value
	Shares	($000)
Health Care (18.6%)
UnitedHealth Group Inc.	7,433,654	602,498
Medtronic Inc.	8,552,873	528,054
Cardinal Health Inc.	7,336,192	525,638
Johnson & Johnson	5,208,507	521,320
Merck & Co. Inc.	9,023,408	511,988
Roche Holding AG	1,711,113	496,575
Amgen Inc.	3,187,192	406,016
Pfizer Inc.	10,697,032	307,005
		3,899,094
Industrials (16.0%)
United Parcel Service
Inc. Class B	6,283,893	610,103
Lockheed Martin Corp.	3,530,842	589,545
Canadian National
Railway Co.	6,659,245	445,171
United Technologies
Corp.	4,080,887	429,105
Honeywell International
Inc.	4,185,967	384,397
Northrop Grumman Corp.	3,022,472	372,580
General Dynamics Corp.	2,228,602	260,234
Emerson Electric Co.	3,983,639	253,559
		3,344,694
Information Technology (10.4%)
Microsoft Corp.	12,750,696	550,320
Automatic Data
Processing Inc.	6,434,280	523,171
Accenture plc Class A	5,987,045	474,653
Oracle Corp.	10,094,093	407,701
International Business
Machines Corp.	1,144,583	219,382
		2,175,227
Materials (4.2%)
Praxair Inc.	4,040,410	517,738
Ecolab Inc.	3,437,481	373,070
		890,808

11

Dividend Growth Fund

		Market
		Value
	Shares	($000)
Utilities (1.0%)
Dominion Resources Inc.	3,020,057	204,277
Total Common Stocks
(Cost $15,029,431)		20,520,196

	Face
	Amount
	($000)
Temporary Cash Investments (2.0%)
Repurchase Agreements (2.0%)
RBS Securities, Inc.
0.070%, 8/1/14
(Dated 7/31/14,
Repurchase Value
$251,300,000,
collateralized by
U.S. Treasury Note/Bond,
0.000%–3.000%,
8/15/15–3/21/21, with a
value of $256,328,000)	251,300	251,300
Morgan Stanley & Co., Inc.
0.090%, 8/1/14
(Dated 7/31/14,
Repurchase Value
$169,300,000,
collateralized by
Federal National
Mortgage Assn.
4.000%–9.000%,
5/1/16–9/1/40 and
Federal Home Loan
Mortgage Corp.
3.500%–8.500%,
5/1/17–11/1/42, with a
value of $172,686,000)	169,300	169,300
		420,600
Total Temporary Cash Investments
(Cost $420,600)		420,600
Total Investments (100.0%)
(Cost $15,450,031)		20,940,796

Market
Value
($000)
Other Assets and Liabilities (0.0%)
Other Assets	46,982
Liabilities	(52,491)
(5,509)
Net Assets (100%)
Applicable to 965,826,965 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,935,287
Net Asset Value Per Share	$21.68

At July 31, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	15,226,106
Undistributed Net Investment Income	792
Accumulated Net Realized Gains	217,595
Unrealized Appreciation (Depreciation)
Investment Securities	5,490,765
Foreign Currencies	29
Net Assets	20,935,287

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Dividends[1]	243,219
Interest	131
Securities Lending	1,013
Total Income	244,363
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,469
Performance Adjustment	3,401
The Vanguard Group—Note C
Management and Administrative	16,413
Marketing and Distribution	2,204
Custodian Fees	130
Shareholders’ Reports	125
Trustees’ Fees and Expenses	19
Total Expenses	33,761
Net Investment Income	210,602
Realized Net Gain (Loss)
Investment Securities Sold	221,599
Foreign Currencies	(175)
Realized Net Gain (Loss)	221,424
Change in Unrealized Appreciation (Depreciation)
Investment Securities	952,191
Foreign Currencies	(110)
Change in Unrealized Appreciation (Depreciation)	952,081
Net Increase (Decrease) in Net Assets Resulting from Operations	1,384,107
1 Dividends are net of foreign withholding taxes of $4,468,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	210,602	330,187
Realized Net Gain (Loss)	221,424	223,809
Change in Unrealized Appreciation (Depreciation)	952,081	2,176,752
Net Increase (Decrease) in Net Assets Resulting from Operations	1,384,107	2,730,748
Distributions
Net Investment Income	(212,212)	(329,157)
Realized Capital Gain[1]	(26,350)	(93,833)
Total Distributions	(238,562)	(422,990)
Capital Share Transactions
Issued	2,007,094	6,120,018
Issued in Lieu of Cash Distributions	212,665	378,204
Redeemed	(1,567,313)	(2,372,492)
Net Increase (Decrease) from Capital Share Transactions	652,446	4,125,730
Total Increase (Decrease)	1,797,991	6,433,488
Net Assets
Beginning of Period	19,137,296	12,703,808
End of Period[2]	20,935,287	19,137,296
1 Includes fiscal 2014 short-term gain distributions totaling $11,293,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $792,000 and $2,577,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.45	$17.52	$15.81	$14.68	$12.82	$10.42
Investment Operations
Net Investment Income	.220	.385	.357	.317	.283	.291
Net Realized and Unrealized Gain (Loss)
on Investments	1.260	3.033	1.721	1.126	1.850	2.401
Total from Investment Operations	1.480	3.418	2.078	1.443	2.133	2.692
Distributions
Dividends from Net Investment Income	(. 222)	(. 384)	(. 368)	(. 313)	(. 273)	(. 292)
Distributions from Realized Capital Gains	(.028)	(.104)	—	—	—	—
Total Distributions	(. 250)	(. 488)	(. 368)	(. 313)	(. 273)	(. 292)
Net Asset Value, End of Period	$21.68	$20.45	$17.52	$15.81	$14.68	$12.82

Total Return[1]	7.22%	19.60%	13.36%	9.90%	16.85%	26.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,935	$19,137	$12,704	$8,829	$4,995	$2,814
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.31%	0.29%	0.31%	0.34%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.03%	2.22%	2.28%	2.25%	2.59%
Portfolio Turnover Rate	22%	18%	11%	13%	17%	24%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.00%, 0.00%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

16

Dividend Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the NASDAQ US Dividend Achievers Select Index. For the six months ended July 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $3,401,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $2,151,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.86% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

Dividend Growth Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	18,748,468	1,771,728	—
Temporary Cash Investments	—	420,600	—
Total	18,748,468	2,192,328	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2014, the fund realized net foreign currency losses of $175,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2014, the cost of investment securities for tax purposes was $15,450,031,000. Net unrealized appreciation of investment securities for tax purposes was $5,490,765,000, consisting of unrealized gains of $5,528,764,000 on securities that had risen in value since their purchase and $37,999,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $3,040,957,000 of investment securities and sold $2,255,767,000 of investment securities, other than temporary cash investments.

18

Dividend Growth Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2014	January 31, 2014
	Shares	Shares
	(000)	(000)
Issued	92,904	311,805
Issued in Lieu of Cash Distributions	9,659	18,932
Redeemed	(72,468)	(120,255)
Net Increase (Decrease) in Shares Outstanding	30,095	210,482

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2014	7/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,072.21	$1.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.16	1.66
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

22

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092014

Semiannual Report | July 31, 2014

Vanguard Dividend Appreciation Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	6.45%
Admiral™ Shares	6.48
ETF Shares
Market Price	6.51
Net Asset Value	6.51
NASDAQ US Dividend Achievers Select Index	6.51
Large-Cap Core Funds Average	8.45
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2014, Through July 31, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$28.59	$30.16	$0.278	$0.000
Admiral Shares	19.40	20.46	0.200	0.000
ETF Shares	71.47	75.39	0.737	0.000

1

Chairman’s Letter

Dear Shareholder,

Dividend-paying stocks produced solid results over the six months ended July 31, 2014—a period marked by slow U.S. economic growth, heightened geopolitical instability, and low bond yields. Vanguard Dividend Appreciation Index Fund returned more than 6% for the half year, in line with its benchmark index.

The fund trailed the average return of its large-capitalization core peers. This peer group includes a diverse collection of funds. In contrast to your fund, many have no mandate to invest in stocks that boast a long track record of increasing their dividends.

Over the period, the fund benefited most from its holdings in the consumer goods, oil and gas, and industrial sectors.

The fund’s 30-day SEC yield for Investor Shares declined slightly over the half year, from 2.05% at the start to 1.97% at the end.

Stocks posted strong returns despite finishing with a thud
For the six months ended July 31, the broad U.S. stock market returned about 8% despite ending on a negative note. U.S. stocks, which were on the cusp of eking out a sixth straight positive monthly return, tumbled on the period’s final day.

2

Still, generally strong corporate earnings, investors’ willingness to embrace risk, and the Federal Reserve’s resolve to sustain historically low interest rates for an extended time have supported the market.

During the six months, stocks withstood conflict in the Middle East and Ukraine, economic concerns in China and Europe, and the Fed’s gradual reduction of its stimulative bond-buying program.

International stocks returned almost 10%. Emerging markets, which notably slumped in 2013, led the charge. Stocks in the developed markets of the Pacific region also managed double-digit returns. European stocks, despite retreating in July, finished on positive ground.

The pace of bond gains slackened over the latter part of the period
The broad U.S. taxable bond market returned 2.16% for the six months. Although bonds have rebounded well after posting negative returns for 2013, their recent rally gradually lost momentum over June and July. The yield of the benchmark 10-year U.S. Treasury note ended July at 2.56%, down from 2.70% on January 31. (Bond prices and yields move in opposite directions.)

Municipal bonds, lifted by the broad bond market rally and less restrained by July’s decline in Treasury prices, returned 4.15%. Investor demand for tax-exempt income and a limited supply of new issues also benefited munis.

Market Barometer

			Total Returns
	Periods Ended July 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.02%	17.06%	17.13%
Russell 2000 Index (Small-caps)	-0.30	8.56	16.56
Russell 3000 Index (Broad U.S. market)	8.25	16.37	17.08
FTSE All-World ex US Index (International)	9.73	15.78	9.13

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.16%	3.97%	4.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.15	7.27	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	1.85%	1.99%	2.04%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.35%.

Results for money market funds and savings accounts remained tempered by the Fed’s target of 0%–0.25% for short-term interest rates.

The index’s selection criterion moderated the fund’s performance
The Dividend Appreciation Index Fund’s benchmark index includes about 160 stocks that have raised their dividends for ten or more consecutive years. As I mentioned earlier, the index’s focus on long-term dividend growth distinguishes it from some of the fund’s large-cap core peers, many of which follow strategies without an explicit focus on dividends.

For a company to increase its dividend year after year, it must be on sound financial footing. The stocks in the index are primarily high-quality companies that generate consistent cash flow. Over the six months, this collection of relatively strong, mature companies trailed the broader stock market. Some of the market’s better performers, oddly enough, were stocks with high dividend yields such as utilities. Stocks with more modest yields but a record of steady dividend increases—the focus of your fund—performed less strongly.

Nine of the fund’s ten industry sectors turned in positive results. Its smallest sector, telecommunications, was the only one that declined.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	ETF	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.20%	0.10%	0.10%	1.15%
The fund expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.10%
for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Core Funds.

4

The consumer goods, oil and gas, and industrial sectors contributed most to the fund’s return. Consumer goods, the second-largest sector after industrials, benefited from strong results for beverage companies, particularly soft-drink manufacturers and wine-and-spirits producers. Giant agricultural food processors also did well, thanks to strong demand for ethanol and a rebound in U.S. grain exports.

Oil and gas, the stock market’s best-performing industry for the period, also bolstered the fund. Producers benefited from higher oil prices resulting from renewed hostilities in Iraq. Although prices eased by the end of the period, the run-up helped the stocks of many energy companies.

Industrials delivered positive but lackluster results, weighed down by aerospace and electronic equipment stocks. Demand for those companies’ products was weak both in the United States and abroad.

Because its index filters out companies that don’t regularly increase their dividends, the fund had smaller allocations to some of the market’s other top-performing sectors, including health care and basic materials.

Don’t let complacency set your portfolio adrift
At Vanguard, we often warn against letting emotions become entangled with investments. When the financial markets are in turmoil, for example, we’ll caution investors not to let fear lead to rash decisions. But complacency can also stand in the way of achieving financial goals. And lately, conditions may have been leading some investors to feel a little too comfortable.

Since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of nearly 25%. That’s more than double the market’s historical average annual return. And in recent months, several indexes achieved record highs.

The investment winds don’t always blow favorably, of course—as we saw on the last day of July, when stocks fell sharply. Although the decline at the end of the reporting period was unwelcome, it served to remind us that exceptionally smooth sailing can create risks of its own.

When markets are unusually tranquil, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance, you can end up with a portfolio that’s very different from, and potentially riskier than, your intended one.

Whatever way the market is moving, we always encourage our clients to stay focused on our four principles for investment success: Create clear,

5

appropriate investment goals; develop a suitable asset allocation using broadly diversified funds; minimize cost; and maintain perspective and long-term discipline. (You can read more in Vanguard’s Principles for Investment Success, available at vanguard.com/ research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2014

6

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics

	Investor	Admiral	ETF
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VDADX	VIG
Expense Ratio[1]	0.20%	0.10%	0.10%
30-Day SEC Yield	1.97%	2.07%	2.07%

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	163	163	3,718
Median Market Cap	$59.8B	$59.8B	$48.5B
Price/Earnings Ratio	18.2x	18.2x	20.2x
Price/Book Ratio	3.3x	3.3x	2.6x
Return on Equity	21.6%	21.6%	17.5%
Earnings Growth
Rate	10.1%	10.1%	14.8%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	24%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	0.83
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	4.3%
International Business
Machines Corp.	Computer Services	4.1
Coca-Cola Co.	Soft Drinks	4.1
Exxon Mobil Corp.	Integrated Oil & Gas	4.0
PepsiCo Inc.	Soft Drinks	4.0
Wal-Mart Stores Inc.	Broadline Retailers	3.9
QUALCOMM Inc.	Semiconductors	3.8
United Technologies
Corp.	Aerospace	2.9
3M Co.	Diversified Industrials	2.8
CVS Caremark Corp.	Drug Retailers	2.7
Top Ten		36.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.10% for ETF Shares.

7

Dividend Appreciation Index Fund

Sector Diversification (% of equity exposure)

		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Basic Materials	5.7%	5.7%	3.1%
Consumer Goods	18.5	18.6	9.7
Consumer Services	14.8	14.7	13.3
Financials	6.9	6.9	18.3
Health Care	10.2	10.2	12.4
Industrials	23.2	23.2	12.6
Oil & Gas	9.2	9.2	9.7
Technology	10.4	10.4	15.5
Telecommunications	0.1	0.1	2.3
Utilities	1.0	1.0	3.1

8

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006, Through July 31, 2014

Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	19.96%	16.86%	7.64%
Admiral Shares	12/19/2013	—	—	6.77
ETF Shares	4/21/2006
Market Price		20.10	16.98	7.78
Net Asset Value		20.12	16.99	7.78

See Financial Highlights for dividend and capital gains information.

9

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (5.7%)
Praxair Inc.	2,100,909	269,211
Ecolab Inc.	2,149,466	233,282
Air Products &
Chemicals Inc.	1,512,620	199,590
PPG Industries Inc.	989,864	196,349
Nucor Corp.	2,275,072	114,254
Sigma-Aldrich Corp.	853,708	85,729
International Flavors &
Fragrances Inc.	580,833	58,658
Airgas Inc.	528,481	56,505
RPM International Inc.	951,520	42,038
Albemarle Corp.	568,216	34,854
Royal Gold Inc.	460,483	34,799
HB Fuller Co.	357,514	15,963
Stepan Co.	159,756	7,688
		1,348,920
Consumer Goods (18.5%)
Coca-Cola Co.	24,436,602	960,114
PepsiCo Inc.	10,880,148	958,541
Monsanto Co.	3,750,970	424,197
Colgate-Palmolive Co.	6,567,192	416,360
NIKE Inc. Class B	5,056,328	389,995
Archer-Daniels-Midland
Co.	4,705,065	218,315
VF Corp.	3,147,031	192,819
Stanley Black & Decker
Inc.	1,112,065	97,250
Genuine Parts Co.	1,098,698	90,994
Hormel Foods Corp.	1,884,369	85,286
Bunge Ltd.	1,054,183	83,112
Brown-Forman Corp.
Class B	920,017	79,719
JM Smucker Co.	740,904	73,824
Polaris Industries Inc.	469,759	69,308
Church & Dwight Co.
Inc.	980,430	62,924
McCormick & Co. Inc.	850,491	55,945

		Market
		Value
	Shares	($000)
Hasbro Inc.	935,809	46,753
Flowers Foods Inc.	1,490,666	28,457
Nu Skin Enterprises Inc.
Class A	425,074	24,948
Lancaster Colony Corp.	194,924	17,027
Andersons Inc.	201,597	10,890
Tootsie Roll Industries
Inc.	270,839	7,131
		4,393,909
Consumer Services (14.7%)
Wal-Mart Stores Inc.	12,496,425	919,487
CVS Caremark Corp.	8,450,068	645,247
Walgreen Co.	6,790,356	466,973
Lowe’s Cos. Inc.	7,360,807	352,215
TJX Cos. Inc.	5,082,597	270,852
Target Corp.	4,523,206	269,538
Cardinal Health Inc.	2,450,533	175,581
Ross Stores Inc.	1,535,938	98,914
Tiffany & Co.	915,148	89,328
Family Dollar Stores Inc.	813,024	60,773
FactSet Research
Systems Inc.	305,692	36,723
Rollins Inc.	1,043,858	29,552
John Wiley & Sons Inc.
Class A	353,607	21,248
Casey’s General Stores
Inc.	274,857	18,187
Cracker Barrel Old
Country Store Inc.	170,210	16,503
Aaron’s Inc.	514,093	13,562
Matthews International
Corp. Class A	195,448	8,500
		3,493,183
Financials (6.9%)
Franklin Resources Inc.	4,508,344	244,127
ACE Ltd.	2,405,773	240,818
Aflac Inc.	3,257,495	194,603
McGraw Hill Financial Inc.	1,936,554	155,350
Chubb Corp.	1,755,009	152,177

10

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
T. Rowe Price Group Inc.	1,873,977	145,533
SEI Investments Co.	1,210,948	43,376
WR Berkley Corp.	918,359	40,968
PartnerRe Ltd.	369,069	38,516
Axis Capital Holdings Ltd.	800,679	34,549
Cullen/Frost Bankers Inc.	434,133	33,849
HCC Insurance Holdings
Inc.	713,162	33,290
Brown & Brown Inc.	1,039,173	31,986
Commerce Bancshares
Inc.	685,717	30,898
Eaton Vance Corp.	866,462	30,439
RenaissanceRe Holdings
Ltd.	297,724	29,120
Prosperity Bancshares Inc. 473,280		27,512
StanCorp Financial Group
Inc.	312,283	18,843
UMB Financial Corp.	323,088	18,297
Bank of the Ozarks Inc.	527,024	16,217
RLI Corp.	307,007	13,122
American Equity
Investment Life Holding
Co.	510,063	11,293
Community Bank System
Inc.	288,819	10,175
Westamerica
Bancorporation	188,732	9,025
BancFirst Corp.	109,465	6,666
Infinity Property &
Casualty Corp.	82,108	5,317
1st Source Corp.	173,662	4,930
Community Trust Bancorp
Inc.	124,126	4,343
Westwood Holdings
Group Inc.	59,031	3,177
		1,628,516
Health Care (10.2%)
Johnson & Johnson	10,133,312	1,014,243
Abbott Laboratories	11,027,367	464,473
Medtronic Inc.	7,134,598	440,490
Stryker Corp.	2,700,261	215,400
Becton Dickinson and Co.	1,379,343	160,335
CR Bard Inc.	554,396	82,732
West Pharmaceutical
Services Inc.	502,423	20,474
Owens & Minor Inc.	450,947	14,922
Healthcare Services
Group Inc.	501,027	13,097
		2,426,166
Industrials (23.2%)
United Technologies
Corp.	6,540,685	687,753
3M Co.	4,735,913	667,243
Caterpillar Inc.	4,558,204	459,239

			Market
			Value
		Shares	($000)
	FedEx Corp.	2,231,363	327,743
	Emerson Electric Co.	5,023,888	319,770
	General Dynamics Corp.	2,445,900	285,608
	Automatic Data
	Processing Inc.	3,443,366	279,980
	Illinois Tool Works Inc.	3,036,334	250,103
	Norfolk Southern Corp.	2,213,258	225,000
	Deere & Co.	2,642,134	224,872
	Northrop Grumman Corp.	1,548,846	190,926
	Sherwin-Williams Co.	716,713	147,808
	Parker Hannifin Corp.	1,065,719	122,504
	WW Grainger Inc.	491,626	115,606
	Dover Corp.	1,214,975	104,196
	Roper Industries Inc.	711,351	102,484
	Fastenal Co.	2,120,982	94,066
	Pentair plc	1,410,501	90,371
	CH Robinson Worldwide
	Inc.	1,083,507	73,093
	Expeditors International
	of Washington Inc.	1,447,998	62,525
	Cintas Corp.	856,613	53,624
	Valspar Corp.	610,163	45,793
	MDU Resources Group
	Inc.	1,353,280	42,642
	Donaldson Co. Inc.	1,038,156	40,270
	Lincoln Electric Holdings
	Inc.	578,865	38,460
	Carlisle Cos. Inc.	456,224	36,507
	Jack Henry & Associates
	Inc.	610,813	35,641
	Nordson Corp.	459,806	34,564
	Graco Inc.	434,911	32,249
	ITT Corp.	653,194	30,027
	MSC Industrial Direct
	Co. Inc. Class A	343,019	29,256
	AptarGroup Inc.	468,306	28,613
	Bemis Co. Inc.	726,710	28,349
	Valmont Industries Inc.	191,665	27,912
	AO Smith Corp.	557,666	26,043
	Toro Co.	406,035	24,090
	CLARCOR Inc.	360,338	21,372
	MSA Safety Inc.	265,815	13,764
	Franklin Electric Co. Inc.	340,784	12,490
	ABM Industries Inc.	398,663	9,811
	Tennant Co.	132,020	9,631
	Brady Corp. Class A	348,813	9,121
^	Lindsay Corp.	92,280	7,470
	Raven Industries Inc.	259,782	7,240
	McGrath RentCorp	184,177	6,363
	Gorman-Rupp Co.	187,238	5,426
	Badger Meter Inc.	102,812	5,130
	Cass Information
	Systems Inc.	82,384	3,718
	Mesa Laboratories Inc.	24,618	1,883
			5,498,349

11

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
Oil & Gas (9.2%)
Exxon Mobil Corp.	9,696,505	959,372
Occidental Petroleum
Corp.	5,688,568	555,830
EOG Resources Inc.	3,903,630	427,213
Helmerich & Payne Inc.	768,397	81,650
Murphy Oil Corp.	1,309,203	81,341
Energen Corp.	519,379	42,397
CARBO Ceramics Inc.	165,086	20,560
		2,168,363
Technology (10.4%)
International Business
Machines Corp.	5,041,257	966,258
QUALCOMM Inc.	12,085,131	890,674
Texas Instruments Inc.	7,748,206	358,354
Analog Devices Inc.	2,233,327	110,840
Linear Technology Corp.	1,686,068	74,415
Harris Corp.	763,269	52,108
		2,452,649
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	725,657	18,142
Atlantic Tele-Network Inc.	112,464	6,580
		24,722
Utilities (1.0%)
ONEOK Inc.	1,485,157	95,689
National Fuel Gas Co.	598,590	41,249
UGI Corp.	819,942	39,800
Aqua America Inc.	1,262,854	30,031
MGE Energy Inc.	247,822	9,323
American States Water
Co.	276,963	8,461
California Water Service
Group	341,254	7,770
Chesapeake Utilities Corp.	68,834	4,480
Connecticut Water
Service Inc.	78,837	2,514
		239,317
Total Common Stocks
(Cost $18,929,749)		23,674,094
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.118%	19,899,850	19,900

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.080%, 9/24/14	500	500

[5,6] Freddie Mac Discount
Notes, 0.065%, 9/10/14	800	800
		1,300
Total Temporary Cash Investments
(Cost $21,200)		21,200
Total Investments (100.0%)
(Cost $18,950,949)		23,695,294
Other Assets and Liabilities (0.0%)
Other Assets		31,860
Liabilities[3]		(33,652)
		(1,792)
Net Assets (100%)		23,693,502

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	19,156,835
Undistributed Net Investment Income	26,717
Accumulated Net Realized Losses	(234,286)
Unrealized Appreciation (Depreciation)
Investment Securities	4,744,345
Futures Contracts	(109)
Net Assets	23,693,502

Investor Shares—Net Assets
Applicable to 52,285,053 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,576,937
Net Asset Value Per Share—
Investor Shares	$30.16

Admiral Shares—Net Assets
Applicable to 120,331,624 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,461,825
Net Asset Value Per Share—
Admiral Shares	$20.46

12

Dividend Appreciation Index Fund

Market
Value
($000)
ETF Shares—Net Assets
Applicable to 260,705,556 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,654,740
Net Asset Value Per Share—
ETF Shares	$75.39

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $291,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $7302,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. governement.
5  Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
6 The issuer was place under federal conservatorship in September 2008; since that time, its daily operation have been managed by the Federal Housing Finance Agency and it receives captial from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
   See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Dividends	247,314
Interest[1]	7
Securities Lending	60
Total Income	247,381
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,048
Management and Administrative—Investor Shares	1,753
Management and Administrative—Admiral Shares	718
Management and Administrative—ETF Shares	6,198
Marketing and Distribution—Investor Shares	361
Marketing and Distribution—Admiral Shares	66
Marketing and Distribution—ETF Shares	2,230
Custodian Fees	97
Shareholders’ Reports—Investor Shares	22
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—ETF Shares	224
Trustees’ Fees and Expenses	9
Total Expenses	12,731
Net Investment Income	234,650
Realized Net Gain (Loss)
Investment Securities Sold	949,622
Futures Contracts	742
Realized Net Gain (Loss)	950,364
Change in Unrealized Appreciation (Depreciation)
Investment Securities	187,520
Futures Contracts	(43)
Change in Unrealized Appreciation (Depreciation)	187,477
Net Increase (Decrease) in Net Assets Resulting from Operations	1,372,491
1 Interest income from an affiliated company of the fund was $7,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	234,650	414,487
Realized Net Gain (Loss)	950,364	242,192
Change in Unrealized Appreciation (Depreciation)	187,477	2,075,258
Net Increase (Decrease) in Net Assets Resulting from Operations	1,372,491	2,731,937
Distributions
Net Investment Income
Investor Shares	(19,533)	(65,045)
Admiral Shares	(18,301)	—
ETF Shares	(188,830)	(337,724)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(226,664)	(402,769)
Capital Share Transactions
Investor Shares	(1,552,902)	(265,587)
Admiral Shares	1,659,385	789,364
ETF Shares	204,076	3,461,648
Net Increase (Decrease) from Capital Share Transactions	310,559	3,985,425
Total Increase (Decrease)	1,456,386	6,314,593
Net Assets
Beginning of Period	22,237,116	15,922,523
End of Period[1]	23,693,502	22,237,116
1 Net Assets—End of Period includes undistributed net investment income of $26,717,000 and $18,731,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.59	$25.23	$22.42	$21.33	$18.33	$14.79
Investment Operations
Net Investment Income	.288	.540	.538	.445	.392	.369
Net Realized and Unrealized Gain (Loss)
on Investments	1.560	3.350	2.812	1.089	3.006	3.543
Total from Investment Operations	1.848	3.890	3.350	1.534	3.398	3.912
Distributions
Dividends from Net Investment Income	(. 278)	(. 530)	(. 540)	(. 444)	(. 398)	(. 372)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 278)	(. 530)	(. 540)	(. 444)	(. 398)	(. 372)
Net Asset Value, End of Period	$30.16	$28.59	$25.23	$22.42	$21.33	$18.33

Total Return[1]	6.45%	15.51%	15.15%	7.34%	18.75%	26.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,577	$2,966	$2,804	$2,206	$1,421	$613
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.25%	0.30%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.98%	2.32%	2.14%	2.13%	2.24%
Portfolio Turnover Rate [2]	24%	3%	15%	14%	15%	20%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
	Six Months	Dec. 19,
	Ended	2013[1] to
	July 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2014	2014
Net Asset Value, Beginning of Period	$19.40	$20.00
Investment Operations
Net Investment Income	. 206	. 030
Net Realized and Unrealized Gain (Loss) on Investments	1.054	(.630)
Total from Investment Operations	1.260	(.600)
Distributions
Dividends from Net Investment Income	(.200)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.200)	—
Net Asset Value, End of Period	$20.46	$19.40

Total Return[2]	6.48%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,462	$760
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.03%	2.08%[3]
Portfolio Turnover Rate [4]	24%	3%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$71.47	$63.08	$56.04	$53.32	$45.81	$36.96
Investment Operations
Net Investment Income	.761	1.421	1.401	1.173	1.034	.973
Net Realized and Unrealized Gain (Loss)
on Investments	3.896	8.357	7.049	2.719	7.524	8.856
Total from Investment Operations	4.657	9.778	8.450	3.892	8.558	9.829
Distributions
Dividends from Net Investment Income	(.737)	(1.388)	(1.410)	(1.172)	(1.048)	(.979)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(.737)	(1.388)	(1.410)	(1.172)	(1.048)	(.979)
Net Asset Value, End of Period	$75.39	$71.47	$63.08	$56.04	$53.32	$45.81

Total Return	6.51%	15.60%	15.29%	7.46%	18.91%	26.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,655	$18,511	$13,119	$9,677	$4,985	$1,918
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.13%	0.18%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.08%	2.42%	2.26%	2.25%	2.36%
Portfolio Turnover Rate[1]	24%	3%	15%	14%	15%	20%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

19

Dividend Appreciation Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

20

Dividend Appreciation Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $2,471,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	23,674,094	—	—
Temporary Cash Investments	19,900	1,300	—
Futures Contracts—Liabilities[1]	(415)	—	—
Total	23,693,579	1,300	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2014	32	15,398	(24)
E-mini S&P 500 Index	September 2014	46	4,427	(85)
				(109)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

21

Dividend Appreciation Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2014, the fund realized $953,236,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2014, the fund had available capital losses totaling $231,480,000 to offset future net capital gains. Of this amount, $191,649,000 is subject to expiration dates; $609,000 may be used to offset future net capital gains through January 31, 2016, $22,242,000 through January 31, 2017, $146,149,000 through January 31, 2018, and $22,649,000 through January 31, 2019. Capital losses of $39,831,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2014, the cost of investment securities for tax purposes was $18,950,949,000. Net unrealized appreciation of investment securities for tax purposes was $4,744,345,000, consisting of unrealized gains of $4,857,675,000 on securities that had risen in value since their purchase and $113,330,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $8,670,288,000 of investment securities and sold $8,367,775,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,009,974,000 and $3,882,510,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

22

Dividend Appreciation Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	July 31, 2014		January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	154,822	5,133	1,116,394	40,789
Issued in Lieu of Cash Distributions	15,311	503	53,392	1,935
Redeemed	(1,723,035)	(57,078)	(1,435,373)	(50,108)
Net Increase (Decrease)—Investor Shares	(1,552,902)	(51,442)	(265,587)	(7,384)
Admiral Shares[1]
Issued	1,794,781	87,684	808,063	40,135
Issued in Lieu of Cash Distributions	16,514	790	—	—
Redeemed	(151,910)	(7,343)	(18,699)	(935)
Net Increase (Decrease)—Admiral Shares	1,659,385	81,131	789,364	39,200
ETF Shares
Issued	4,129,306	54,503	4,104,546	60,317
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,925,230)	(52,800)	(642,898)	(9,300)
Net Increase (Decrease)—ETF Shares	204,076	1,703	3,461,648	51,017
1 Inception was December 19, 2013, for Admiral Shares.

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2014	7/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,064.51	$1.02
Admiral Shares	1,000.00	1,064.82	0.51
ETF Shares	1,000.00	1,065.06	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
ETF Shares	1,000.00	1,024.30	0.50
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	OMX Group, Inc. (collectively, with its affiliates
“NASDAQ OMX”), and has been licensed for use by The
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With Hearing Impairment > 800-749-7273	OMX and NASDAQ OMX makes no representation
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This material may be used in conjunction	NASDAQ OMX makes no warranties and bears no
with the offering of shares of any Vanguard	liability with respect to the Vanguard mutual funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092014

Semiannual Report | July 31, 2014

Vanguard REIT Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
Total
Returns
Vanguard REIT Index Fund
Investor Shares	12.91%
Admiral™ Shares	13.00
Signal® Shares	13.03
Institutional Shares	12.95
ETF Shares
Market Price	13.08
Net Asset Value	12.99
MSCI US REIT Index	12.99
Real Estate Funds Average	12.47
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares and
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2014, Through July 31, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$22.37	$24.88	$0.365	$0.000	$0.000
Admiral Shares	95.46	106.18	1.627	0.000	0.000
Signal Shares	25.48	28.35	0.433	0.000	0.000
Institutional Shares	14.78	16.43	0.254	0.000	0.000
ETF Shares	67.36	74.92	1.148	0.000	0.000

1

Chairman’s Letter

Dear Shareholder,

Real estate investment trusts bounced back strongly from a sluggish 2013, easily outperforming the broad U.S. market as lower interest rates boosted demand for REITs.

For the six months ended July 31, 2014, Vanguard REIT Index Fund returned about 13%. The fund’s performance was in line with its target benchmark, the MSCI US REIT Index, and slightly ahead of the average return of competing real estate funds.

Most areas of the real estate market posted gains, with retail and residential REITs contributing the most to performance.

Stocks posted strong returns despite finishing with a thud
For the six months ended July 31, the broad U.S. stock market returned about 8% despite ending on a negative note. U.S. stocks, which were on the cusp of eking out a sixth straight positive monthly return, tumbled on the period’s final day. Still, generally strong corporate earnings, investors’ willingness to embrace risk, and the Federal Reserve’s resolve to sustain historically low interest rates for an extended time have supported the market.

During the six months, stocks withstood conflict in the Middle East and Ukraine, economic concerns in China and Europe, and the Fed’s gradual reduction of its stimulative bond-buying program.

2

International stocks returned almost 10%. Emerging markets, which notably slumped in 2013, led the charge. Stocks in the developed markets of the Pacific region also managed double-digit returns. European stocks, despite retreating in July, finished on positive ground.

Bonds’ recent rebound showed signs of fatigue
The broad U.S. taxable bond market returned 2.16% for the six months. Although bonds have recovered well after posting negative returns for 2013, their recent rally gradually lost momentum over June and July. The yield of the benchmark 10-year U.S. Treasury note ended July at 2.56%, down from 2.70% on January 31. (Bond prices and yields move in opposite directions.)

Municipal bonds, lifted by the broad bond market rally and less restrained by July’s decline in Treasury prices, returned 4.15%. Investor demand for tax-exempt income and a limited supply of new issues also benefited munis.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.35%.

Market Barometer

			Total Returns
	Periods Ended July 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.02%	17.06%	17.13%
Russell 2000 Index (Small-caps)	-0.30	8.56	16.56
Russell 3000 Index (Broad U.S. market)	8.25	16.37	17.08
FTSE All-World ex US Index (International)	9.73	15.78	9.13

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.16%	3.97%	4.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.15	7.27	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	1.85%	1.99%	2.04%

3

Results for money market funds and savings accounts remained tempered by the Fed’s target of 0%–0.25% for short-term interest rates.

As interest rates fell, REITs recovered from last year’s hit
After rising in 2013, bond yields reversed course in 2014. The drop in interest rates helped REITs rebound from their decline through the last three quarters of 2013.

Falling interest rates often help REITs. They’re required to pay out at least 90% of their income as dividends to their investors, which makes REITs rely heavily on the markets to raise cash to finance growth. That can help their profit margins when capital becomes less expensive.

REITs also compete for market attention with other income-generating investments, including bonds. When those other assets offer lower yields, the income generated by REITs can look more attractive, even though REITs, as equity investments, carry higher risks.

Over the most recent six months, retail and residential REITs added most significantly to performance. Retail REITs (+14%), the largest subset of the REIT market, benefited from falling vacancy rates that allowed landlords to raise rents on choice properties. Residential REITs (+18%) rose as the improving job market, along with relatively tight credit conditions for home buyers, proved favorable for apartment building owners. Office REITs

Expense Ratios
Your Fund Compared With Its Peer Group

						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.24%	0.10%	0.10%	0.08%	0.10%	1.30%
The fund expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the fund’s annualized expense ratios were 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for
Signal Shares, 0.10% for Institutional Shares, and 0.12% for ETF Shares. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Real Estate Funds.

4

(+15%) also did well as the commercial real estate market showed strength across many regions of the country.

Industrial REITs, the smallest subsector, recorded the most modest returns.

Don’t let complacency set your portfolio adrift
At Vanguard, we often warn against letting emotions become entangled with investments. When the financial markets are in turmoil, for example, we’ll caution investors not to let fear lead to rash decisions. But complacency can also stand in the way of achieving financial goals. And lately, conditions may have been leading investors to feel a little too comfortable.

Since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of nearly 25%. That’s more than double the market’s historical average annual return. And in recent months, several indexes achieved record highs.

The investment winds don’t always blow favorably, of course—as we saw on the last day of July, when stocks fell sharply. Although the decline at the end of the reporting period was unwelcome, it served to remind us that exceptionally smooth sailing can create risks of its own.

When markets are unusually tranquil, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance, you can end up with a portfolio that’s very different from, and potentially riskier than, your intended one.

Whatever way the market is moving, we always encourage our clients to stay focused on our four principles for investment success: Create clear, appropriate investment goals; develop a suitable asset allocation using broadly diversified funds; minimize cost; and maintain perspective and long-term discipline. (You can read more in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 15, 2014

REIT Index Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional
	Shares	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio[1]	0.24%	0.10%	0.10%	0.08%	0.10%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		MSCI US	FA
	Fund REIT Index		Index
Number of Stocks	138	137	3,718
Median Market Cap	$9.5B	$9.5B	$48.5B
Price/Earnings Ratio	60.5x	60.5x	20.2x
Price/Book Ratio	2.3x	2.3x	2.6x
Return on Equity	4.4%	4.4%	17.5%
Earnings Growth
Rate	13.9%	13.9%	14.8%
Dividend Yield	3.8%	3.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	0.0%	—	—
Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	11.0%	11.0%
Health Care REITs	13.0	13.0
Hotel & Resort REITs	7.8	7.8
Industrial REITs	4.7	4.7
Office REITs	13.5	13.5
Residential REITs	16.6	16.6
Retail REITs	25.5	25.5
Specialized REITs	7.9	7.9

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.49
Beta	1.00	0.89
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	8.7%
Public Storage	Specialized REITs	4.1
Equity Residential	Residential REITs	3.7
Prologis Inc.	Industrial REITs	3.4
AvalonBay Communities
Inc.	Residential REITs	3.2
HCP Inc.	Health Care REITs	3.1
Ventas Inc.	Health Care REITs	3.1
Health Care REIT Inc.	Health Care REITs	3.0
Boston Properties Inc.	Office REITs	3.0
Vornado Realty Trust	Diversified REITs	2.9
Top Ten		38.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares,
0.10% for Institutional Shares, and 0.12% for ETF Shares.

6

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014

For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	13.21%	23.62%	9.69%
Admiral Shares	11/12/2001	13.37	23.80	9.81
Signal Shares	6/4/2007	13.36	23.80	3.831
Institutional Shares	12/2/2003	13.40	23.82	9.84
ETF Shares	9/23/2004
Market Price		13.32	23.79	9.36[1]
Net Asset Value		13.37	23.80	9.37[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

7

REIT Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (11.0%)
1	Vornado Realty Trust	12,365,051	1,310,943
1	American Realty Capital
	Properties Inc.	65,288,909	855,938
1	Duke Realty Corp.	23,990,920	431,597
1	WP Carey Inc.	6,545,413	430,230
1	Liberty Property Trust	10,787,423	379,394
1	Spirit Realty Capital Inc.	28,998,978	335,518
1	Cousins Properties Inc.	15,335,246	189,850
1	Lexington Realty Trust	15,134,768	165,574
1	Washington REIT	4,886,719	132,528
1	PS Business Parks Inc.	1,477,822	121,920
^	Empire State Realty
	Trust Inc.	6,583,349	106,914
1	American Assets
	Trust Inc.	2,519,446	86,392
	Select Income REIT	2,806,328	77,876
1	Investors Real
	Estate Trust	7,849,434	66,877
1	First Potomac
	Realty Trust	4,313,221	56,891
1	RAIT Financial Trust	5,973,191	45,993
1	Winthrop Realty Trust	2,539,070	38,264
1	Whitestone REIT	1,611,325	24,105
1	One Liberty
	Properties Inc.	917,562	19,012
			4,875,816
Health Care REITs (13.0%)
1	HCP Inc.	33,537,219	1,392,801
1	Ventas Inc.	21,588,035	1,370,840
1	Health Care REIT Inc.	21,271,785	1,353,524
1	Senior Housing
	Properties Trust	14,796,238	338,242
1	Omega Healthcare
	Investors Inc.	9,113,071	332,991
1	Healthcare Trust
	of America Inc. Class A	17,406,098	207,307

			Market
			Value•
		Shares	($000)
1	Healthcare Realty
	Trust Inc.	7,041,889	173,935
1	Medical Properties
	Trust Inc.	12,416,421	167,125
1	National Health
	Investors Inc.	2,061,453	123,254
1	LTC Properties Inc.	2,553,130	97,861
1	Sabra Health Care
	REIT Inc.	3,390,361	93,913
	Aviv REIT Inc.	1,852,440	52,702
1	Universal Health Realty
	Income Trust	896,735	37,717
†,1	CareTrust REIT Inc.	1,465,410	25,000
			5,767,212
Hotel & Resort REITs (7.8%)
1	Host Hotels &
	Resorts Inc.	55,513,197	1,206,857
1	Hospitality
	Properties Trust	10,975,671	313,575
1	RLJ Lodging Trust	9,602,845	269,264
1	LaSalle Hotel Properties	7,628,202	265,385
1	Sunstone Hotel
	Investors Inc.	14,774,238	209,646
*,1	Strategic Hotels &
	Resorts Inc.	16,855,399	192,320
1	DiamondRock
	Hospitality Co.	14,339,460	175,802
1	Pebblebrook Hotel Trust	4,687,268	170,616
^,1	Ryman Hospitality
	Properties Inc.	3,336,988	159,341
1	Chesapeake
	Lodging Trust	3,669,224	108,903
1	Hersha Hospitality Trust
	Class A	14,872,973	98,310
1	FelCor Lodging Trust Inc.	8,203,293	85,888
*,1	Ashford Hospitality
	Trust Inc.	6,165,662	70,967
1	Summit Hotel
	Properties Inc.	6,247,724	64,164

8

REIT Index Fund

			Market
			Value•
		Shares	($000)
1	Chatham Lodging Trust	1,936,257	40,991
1	Ashford Hospitality
	Prime Inc.	1,770,676	29,482
			3,461,511
Industrial REITs (4.7%)
1	Prologis Inc.	36,650,817	1,495,720
1	DCT Industrial Trust Inc.	23,787,913	186,259
1	First Industrial Realty
	Trust Inc.	8,067,437	145,617
1	EastGroup Properties Inc.	2,267,368	141,393
1	STAG Industrial Inc.	3,307,077	75,534
1	Monmouth Real Estate
	Investment Corp.	3,826,392	39,335
			2,083,858
Office REITs (13.5%)
1	Boston Properties Inc.	11,224,314	1,340,744
1	SL Green Realty Corp.	6,972,615	751,648
^,1	Digital Realty Trust Inc.	9,422,295	606,702
1	Alexandria Real Estate
	Equities Inc.	5,255,470	413,080
1	Kilroy Realty Corp.	6,024,991	372,585
1	BioMed Realty Trust Inc.	14,126,740	303,725
1	Douglas Emmett Inc.	9,978,974	284,301
1	Highwoods
	Properties Inc.	6,596,819	277,528
1	Piedmont Office Realty
	Trust Inc. Class A	11,318,389	220,143
*,1	CommonWealth REIT	7,816,721	209,957
1	Brandywine Realty Trust	12,917,860	200,873
1	Corporate Office
	Properties Trust	6,413,020	181,937
1	DuPont Fabros
	Technology Inc.	4,817,342	132,043
1	Mack-Cali Realty Corp.	6,175,153	130,296
1	Government Properties
	Income Trust	5,006,685	116,906
1	Hudson Pacific
	Properties Inc.	4,178,537	106,971
1	Parkway Properties Inc.	5,085,553	105,423
1	Franklin Street
	Properties Corp.	6,612,420	80,275
1	CyrusOne Inc.	2,547,653	63,309
1	CoreSite Realty Corp.	1,563,859	51,076
1	Gramercy Property
	Trust Inc.	7,774,893	45,950
	QTS Realty Trust Inc.
	Class A	952,113	25,945
			6,021,417
Residential REITs (16.6%)
1	Equity Residential	25,163,732	1,626,835
1	AvalonBay
	Communities Inc.	9,493,886	1,405,855
1	Essex Property Trust Inc.	4,525,678	857,933
1	UDR Inc.	18,444,902	536,378

			Market
			Value•
		Shares	($000)
1	Camden Property Trust	6,266,396	453,436
1	Mid-America Apartment
	Communities Inc.	5,499,709	384,540
1	Apartment Investment &
	Management Co.
	Class A	10,717,639	366,329
1	American Campus
	Communities Inc.	7,686,748	299,168
1	Home Properties Inc.	4,185,345	275,354
1	Equity Lifestyle
	Properties Inc.	5,806,920	257,188
1	Post Properties Inc.	3,984,943	215,984
	American Homes 4 Rent
	Class A	10,170,382	185,304
1	Sun Communities Inc.	2,961,238	155,850
1	Education Realty
	Trust Inc.	9,997,511	105,574
†,1	Starwood Waypoint
	Residential Trust	2,865,520	75,334
1	Associated Estates
	Realty Corp.	4,223,700	74,633
1	Silver Bay Realty
	Trust Corp.	2,702,329	43,670
*,1	American Residential
	Properties Inc.	2,240,967	40,606
1	Campus Crest
	Communities Inc.	4,730,744	37,846
			7,397,817
Retail REITs (25.5%)
1	Simon Property
	Group Inc.	23,052,935	3,877,273
	General Growth
	Properties Inc.	38,895,118	908,979
^,1	Realty Income Corp.	16,111,524	693,601
1	Kimco Realty Corp.	30,060,236	672,748
1	Macerich Co.	10,310,767	670,303
1	Federal Realty
	Investment Trust	4,901,953	598,529
1	DDR Corp.	22,394,187	392,794
1	Regency Centers Corp.	6,773,532	368,209
1	Taubman Centers Inc.	4,630,964	340,654
1	National Retail
	Properties Inc.	8,949,140	318,321
1	Weingarten
	Realty Investors	8,498,756	279,694
1	Retail Properties
	of America Inc.	17,334,792	260,889
1	Tanger Factory Outlet
	Centers Inc.	7,001,260	242,594
1	CBL & Associates
	Properties Inc.	12,474,466	233,273
†,1	Washington Prime
	Group Inc.	11,382,873	215,023
	Brixmor Property
	Group Inc.	6,222,007	140,929

9

REIT Index Fund

			Market
			Value•
		Shares	($000)
1	Acadia Realty Trust	4,099,540	115,730
1	Glimcher Realty Trust	10,638,134	114,254
	Equity One Inc.	4,745,215	110,184
1	Retail Opportunity
	Investments Corp.	6,482,334	100,022
1	Pennsylvania REIT	5,018,840	96,512
1	Ramco-Gershenson
	Properties Trust	5,461,102	90,654
1	Inland Real Estate Corp.	6,589,105	68,131
	Alexander’s Inc.	168,453	61,149
	Kite Realty Group Trust	9,593,491	58,520
1	Excel Trust Inc.	4,358,669	56,445
	Saul Centers Inc.	902,795	43,036
	Rouse Properties Inc.	2,491,823	42,236
1	Getty Realty Corp.	1,961,349	36,030
	Urstadt Biddle
	Properties Inc. Class A	1,664,144	34,098
1	Agree Realty Corp.	1,093,590	32,020
1	AmREIT Inc.	1,368,854	31,675
1	Cedar Realty Trust Inc.	4,934,511	31,087
	Urstadt Biddle
	Properties Inc.	69,255	1,208
			11,336,804
Specialized REITs (7.9%)
1	Public Storage	10,732,595	1,841,821
1	Extra Space Storage Inc.	8,067,086	417,310
1	Corrections Corp.
	of America	8,506,196	274,070
1	Gaming and Leisure
	Properties Inc.	6,495,223	218,694
1	EPR Properties	3,882,464	209,265
1	CubeSmart	10,291,482	187,408
1	Sovran Self Storage Inc.	2,390,000	183,361
1	Geo Group Inc.	5,288,779	181,987
			3,513,916
Total Real Estate Investment Trusts
(Cost $36,752,142)			44,458,351
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.118%
	(Cost $83,703)	83,703,363	83,703
Total Investments (100.2%)
(Cost $36,835,845)			44,542,054
Other Assets and Liabilities (-0.2%)
Other Assets			130,921
Liabilities[3]			(212,088)
			(81,167)
Net Assets (100%)			44,460,887

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,849,080
Affiliated Vanguard Funds	83,703
Other Affiliated Issuers	42,609,271
Total Investments in Securities	44,542,054
Receivables for Accrued Income	34,165
Receivables for Investment
Securities Sold	38,885
Other Assets	57,871
Total Assets	44,672,975
Liabilities
Securities Lending Collateral Payable
to Brokers	73,392
Payables for Investment
Securities Purchased	78,062
Other Liabilities	60,634
Total Liabilities	212,088
Net Assets	44,460,887

At July 31, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	37,219,016
Overdistributed Net Investment Income	(126,631)
Accumulated Net Realized Losses	(337,707)
Unrealized Appreciation (Depreciation)	7,706,209
Net Assets	44,460,887

Investor Shares—Net Assets
Applicable to 112,470,877 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,798,686
Net Asset Value Per Share—
Investor Shares	$24.88

Admiral Shares—Net Assets
Applicable to 99,439,721 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,558,253
Net Asset Value Per Share—
Admiral Shares	$106.18

10

REIT Index Fund

Amount
($000)
Signal Shares—Net Assets
Applicable to 67,035,639 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,900,166
Net Asset Value Per Share—
Signal Shares	$28.35

Institutional Shares—Net Assets
Applicable to 319,975,419 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,258,358
Net Asset Value Per Share—
Institutional Shares	$16.43

ETF Shares—Net Assets
Applicable to 319,608,469 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	23,945,424
Net Asset Value Per Share—
ETF Shares	$74.92

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $70,327,000.
*Non-income-producing security..
+ Non-income-producing security. New issue that has not paid a dividend as of July 31, 2014.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.Includes $83,138,000 of collateral received for securities on loan.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $73,392,000 of collateral received for securities on loan.
   REIT-- Real Estate Investment Trust.
   See accompanying Notes, which are an integral part of the Financial Statements.

11

REIT Index Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Dividends[1]	582,420
Interest[1]	10
Securities Lending	575
Total Income	583,005
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,345
Management and Administrative—Investor Shares	3,014
Management and Administrative—Admiral Shares	4,464
Management and Administrative—Signal Shares	982
Management and Administrative—Institutional Shares	1,607
Management and Administrative—ETF Shares	9,353
Marketing and Distribution—Investor Shares	314
Marketing and Distribution—Admiral Shares	681
Marketing and Distribution—Signal Shares	306
Marketing and Distribution—Institutional Shares	516
Marketing and Distribution—ETF Shares	2,422
Custodian Fees	212
Shareholders’ Reports—Investor Shares	37
Shareholders’ Reports—Admiral Shares	15
Shareholders’ Reports—Signal Shares	25
Shareholders’ Reports—Institutional Shares	24
Shareholders’ Reports—ETF Shares	508
Trustees’ Fees and Expenses	16
Total Expenses	25,841
Net Investment Income	557,164
Realized Net Gain (Loss)
Capital Gain Distributions Received	108,517
Investment Securities Sold	516,095
Realized Net Gain (Loss)[1]	624,612
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,615,022
Net Increase (Decrease) in Net Assets Resulting from Operations	4,796,798
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $567,754,000, $10,000, and $567,720,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

12

REIT Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	557,164	918,800
Realized Net Gain (Loss)	624,612	1,351,579
Change in Unrealized Appreciation (Depreciation)	3,615,022	(1,507,158)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,796,798	763,221
Distributions
Net Investment Income
Investor Shares	(40,674)	(73,658)
Admiral Shares	(149,311)	(224,168)
Signal Shares	(35,381)	(65,893)
Institutional Shares	(75,095)	(106,402)
ETF Shares	(359,185)	(520,883)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Return of Capital
Investor Shares	—	(31,477)
Admiral Shares	—	(95,796)
Signal Shares	—	(28,159)
Institutional Shares	—	(45,470)
ETF Shares	—	(222,594)
Total Distributions	(659,646)	(1,414,500)
Capital Share Transactions
Investor Shares	36,126	(304,730)
Admiral Shares	1,648,612	720,250
Signal Shares	(771,083)	572,687
Institutional Shares	866,778	799,400
ETF Shares	3,222,784	1,928,162
Net Increase (Decrease) from Capital Share Transactions	5,003,217	3,715,769
Total Increase (Decrease)	9,140,369	3,064,490
Net Assets
Beginning of Period	35,320,518	32,256,028
End of Period[1]	44,460,887	35,320,518
1 Net Assets --- End of Period includes undistributed (overdistributed) net investment income of ($12,631,000) and ($24,149,000).
  See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.37	$22.66	$20.50	$18.99	$14.05	$10.02
Investment Operations
Net Investment Income	. 309	. 579	. 514	. 442	. 399	. 477
Net Realized and Unrealized Gain (Loss)
on Investments	2.566	.025	2.393	1.722	5.144	4.192
Total from Investment Operations	2.875	.604	2.907	2.164	5.543	4.669
Distributions
Dividends from Net Investment Income	(.365)	(.626)	(.514)	(.439)	(.603)	(.481)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(. 268)	(. 233)	(. 215)	—	(.158)
Total Distributions	(. 365)	(. 894)	(.747)	(. 654)	(. 603)	(. 639)
Net Asset Value, End of Period	$24.88	$22.37	$22.66	$20.50	$18.99	$14.05

Total Return[1]	12.91%	2.78%	14.45%	11.80%	40.02%	48.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,799	$2,482	$2,817	$2,565	$2,658	$3,572
Ratio of Total Expenses to
Average Net Assets	0.26%	0.24%	0.24%	0.24%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.60%	2.51%	2.39%	2.30%	2.22%	3.94%
Portfolio Turnover Rate[2]	9%	11%	9%	10%	12%	16%
The Expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the funds' captial shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$95.46	$96.70	$87.47	$81.03	$59.95	$42.74
Investment Operations
Net Investment Income	1.390	2.569	2.285	1.960	1.806	2.083
Net Realized and Unrealized Gain (Loss)
on Investments	10.957	.148	10.263	7.385	21.948	17.909
Total from Investment Operations	12.347	2.717	12.548	9.345	23.754	19.992
Distributions
Dividends from Net Investment Income	(1.627)	(2.772)	(2.283)	(1.948)	(2.674)	(2.094)
Distributions from Realized Capital Gains —		—	—	—	—	—
Return of Capital	—	(1.185)	(1.035)	(.957)	—	(.688)
Total Distributions	(1.627)	(3.957)	(3.318)	(2.905)	(2.674)	(2.782)
Net Asset Value, End of Period	$106.18	$95.46	$96.70	$87.47	$81.03	$59.95

Total Return[1]	13.00%	2.94%	14.63%	11.95%	40.21%	48.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,558	$7,987	$7,399	$5,612	$4,715	$1,296
Ratio of Total Expenses to
Average Net Assets	0.12%	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.65%	2.53%	2.44%	2.36%	4.07%
Portfolio Turnover Rate[2]	9%	11%	9%	10%	12%	16%
The Expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the funds' captial shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

Signal Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.48	$25.82	$23.35	$21.63	$16.00	$11.41
Investment Operations
Net Investment Income	. 369	. 687	. 610	. 522	. 483	. 557
Net Realized and Unrealized Gain (Loss)
on Investments	2.934	.030	2.744	1.974	5.862	4.775
Total from Investment Operations	3.303	.717	3.354	2.496	6.345	5.332
Distributions
Dividends from Net Investment Income	(.433)	(.741)	(.608)	(.520)	(.715)	(.559)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(. 316)	(. 276)	(. 256)	—	(.183)
Total Distributions	(. 433)	(1.057)	(. 884)	(.776)	(.715)	(.742)
Net Asset Value, End of Period	$28.35	$25.48	$25.82	$23.35	$21.63	$16.00

Total Return[1]	13.03%	2.90%	14.65%	11.96%	40.25%	48.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,900	$2,402	$1,873	$1,226	$835	$489
Ratio of Total Expenses to
Average Net Assets	0.12%	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.65%	2.53%	2.44%	2.36%	4.06%
Portfolio Turnover Rate[2]	9%	11%	9%	10%	12%	16%
The Expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the funds' captial shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.78	$14.97	$13.54	$12.54	$9.28	$6.61
Investment Operations
Net Investment Income	.217	.400	.356	.305	.284	.326
Net Realized and Unrealized Gain (Loss)
on Investments	1.687	.025	1.590	1.148	3.395	2.777
Total from Investment Operations	1.904	.425	1.946	1.453	3.679	3.103
Distributions
Dividends from Net Investment Income	(.254)	(.431)	(.355)	(.304)	(.419)	(.326)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(.184)	(.161)	(.149)	—	(.107)
Total Distributions	(. 254)	(. 615)	(. 516)	(. 453)	(. 419)	(. 433)
Net Asset Value, End of Period	$16.43	$14.78	$14.97	$13.54	$12.54	$9.28

Total Return[1]	12.95%	2.97%	14.66%	12.01%	40.24%	48.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,258	$3,922	$3,185	$2,324	$1,614	$907
Ratio of Total Expenses to
Average Net Assets	0.10%	0.08%	0.08%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.76%	2.67%	2.55%	2.46%	2.40%	4.11%
Portfolio Turnover Rate [2]	9%	11%	9%	10%	12%	16%
The Expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the funds' captial shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$67.36	$68.24	$61.72	$57.17	$42.30	$30.14
Investment Operations
Net Investment Income	.980	1.814	1.613	1.384	1.278	1.473
Net Realized and Unrealized Gain (Loss)
on Investments	7.728	.097	7.250	5.216	15.483	12.651
Total from Investment Operations	8.708	1.911	8.863	6.600	16.761	14.124
Distributions
Dividends from Net Investment Income	(1.148)	(1.955)	(1.612)	(1.375)	(1.891)	(1.478)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(. 836)	(.731)	(. 675)	—	(. 486)
Total Distributions	(1.148)	(2.791)	(2.343)	(2.050)	(1.891)	(1.964)
Net Asset Value, End of Period	$74.92	$67.36	$68.24	$61.72	$57.17	$42.30

Total Return	12.99%	2.93%	14.64%	11.94%	40.19%	48.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,945	$18,528	$16,983	$10,410	$8,075	$4,678
Ratio of Total Expenses to
Average Net Assets	0.12%	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.65%	2.53%	2.44%	2.36%	4.07%
Portfolio Turnover Rate[1]	9%	11%	9%	10%	12%	16%
The Expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the funds' captial shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

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REIT Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $4,449,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

20

REIT Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2014, the fund realized $472,066,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2014, the fund had available capital losses totaling $403,596,000 to offset future net capital gains. Of this amount, $73,864,000 is subject to expiration on January 31, 2018. Capital losses of $329,732,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2014, the cost of investment securities for tax purposes was $36,835,845,000. Net unrealized appreciation of investment securities for tax purposes was $7,706,209,000, consisting of unrealized gains of $7,956,473,000 on securities that had risen in value since their purchase and $250,264,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2014, the fund purchased $8,052,652,000 of investment securities and sold $2,922,154,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,983,184,000 and $1,145,847,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	July 31, 2014		January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	335,114	13,905	690,690	29,921
Issued in Lieu of Cash Distributions	38,450	1,596	99,859	4,526
Redeemed	(337,438)	(13,982)	(1,095,279)	(47,793)
Net Increase (Decrease)—Investor Shares	36,126	1,519	(304,730)	(13,346)
Admiral Shares
Issued	2,111,654	20,288	2,061,271	20,919
Issued in Lieu of Cash Distributions	134,080	1,303	287,172	3,054
Redeemed	(597,122)	(5,814)	(1,628,193)	(16,819)
Net Increase (Decrease) —Admiral Shares	1,648,612	15,777	720,250	7,154

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REIT Index Fund

	Six Months Ended			Year Ended
	July 31, 2014		January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued	396,220	14,569	1,307,317	50,253
Issued in Lieu of Cash Distributions	31,261	1,146	83,873	3,346
Redeemed	(1,198,564)	(42,930)	(818,503)	(31,910)
Net Increase (Decrease)—Signal Shares	(771,083)	(27,215)	572,687	21,689
Institutional Shares
Issued	1,116,709	70,086	1,361,402	90,266
Issued in Lieu of Cash Distributions	67,706	4,254	136,949	9,423
Redeemed	(317,637)	(19,813)	(698,951)	(47,012)
Net Increase (Decrease)—Institutional Shares	866,778	54,527	799,400	52,677
ETF Shares
Issued	4,368,844	60,354	5,442,281	78,370
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,146,060)	(15,800)	(3,514,119)	(52,200)
Net Increase (Decrease)—ETF Shares	3,222,784	44,554	1,928,162	26,170

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	January 31,		Proceeds			July 31,
	2014		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	96,367	15,697	7,241	1,516	319	115,730
Agree Realty Corp.	29,034	4,581	2,233	867	—	32,020
Alexandria Real Estate
Equities Inc.	342,129	56,021	28,001	6,471	345	413,080
American Assets Trust Inc.	78,578	11,907	6,093	697	—	86,392
American Campus
Communities Inc.	248,719	41,565	21,688	3,082	789	299,168
American Realty Capital
Properties Inc.	174,745	281,303	56,981	21,443	—	855,938
American Residential
Properties Inc.	38,557	5,469	2,589	—	—	40,606
AmREIT Inc.	20,700	3,181	1,464	489	47	31,675
Apartment Investment &
Management Co. Class A	278,685	47,361	24,111	195	5,161	366,329

22

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			July 31,
	2014		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Ashford Hospitality Prime Inc.	27,125	3,888	1,808	173	—	29,482
Ashford Hospitality Trust Inc.	49,152	14,326	4,449	—	122	70,967
Associated Estates Realty Corp.	55,026	16,993	3,570	1,102	280	74,633
AvalonBay Communities Inc.	1,036,765	224,691	73,329	8,594	12,366	1,405,855
BioMed Realty Trust Inc.	255,970	42,532	21,517	5,309	—	303,725
Boston Properties Inc.	1,124,832	185,529	91,266	12,623	1,618	1,340,744
Brandywine Realty Trust	152,490	46,649	12,439	2,400	—	200,873
BRE Properties Inc.	311,430	21,820	11,914	13,124	15,198	NA1
Camden Property Trust	359,939	61,480	31,124	4,138	3,215	453,436
Campus Crest Communities Inc.	38,927	5,616	2,732	177	15	37,846
CareTrust REIT Inc.	—	30,650	321	—	—	25,000
CBL & Associates Properties Inc.	187,272	39,394	12,681	5,815	—	233,273
Cedar Realty Trust Inc.	31,995	4,371	5,163	86	88	31,087
Chatham Lodging Trust	—	44,148	539	309	—	40,991
Chesapeake Lodging Trust	80,802	14,142	4,638	2,052	—	108,903
Cole Real Estate Investment Inc.	485,625	2,379	884	1,680	65	NA2
CommonWealth REIT	198,594	31,479	38,339	—	—	209,957
CoreSite Realty Corp.	44,859	7,021	3,790	1,070	—	51,076
Corporate Office
Properties Trust	148,243	24,542	12,493	1,857	364	181,937
Corrections Corp. of America	265,239	40,159	20,287	7,488	—	274,070
Cousins Properties Inc.	126,010	51,563	7,900	1,547	307	189,850
CubeSmart	144,461	34,371	7,011	1,571	600	187,408
CyrusOne Inc.	24,387	36,005	2,825	810	—	63,309
DCT Industrial Trust Inc.	154,075	27,542	8,816	1,162	150	186,259
DDR Corp.	291,170	84,241	20,565	67	344	392,794
DiamondRock Hospitality Co.	154,574	24,987	12,895	2,086	277	175,802
Digital Realty Trust Inc.	447,188	74,893	38,794	13,589	1,310	606,702
Douglas Emmett Inc.	235,253	39,421	19,442	771	—	284,301
Duke Realty Corp.	348,700	58,866	28,184	1,821	1,119	431,597
DuPont Fabros Technology Inc.	114,836	17,410	7,153	3,122	—	132,043
EastGroup Properties Inc.	123,371	20,233	8,349	1,981	66	141,393
Education Realty Trust Inc.	70,800	28,665	6,366	748	—	105,574
EPR Properties	177,081	34,014	11,757	5,713	—	209,265
Equity Lifestyle Properties Inc.	212,567	34,640	18,015	3,033	436	257,188
Equity Residential	1,294,578	216,307	108,800	12,963	11,657	1,626,835

23

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds			July 31,
	2014		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Essex Property Trust Inc.	411,321	103,828	49,174	6,404	1,552	857,933
Excel Trust Inc.	37,565	19,743	5,748	996	13	56,445
Extra Space Storage Inc.	329,463	64,705	22,348	6,361	19	417,310
Federal Realty Investment Trust	488,995	87,244	38,261	7,025	222	598,529
FelCor Lodging Trust Inc.	62,250	10,813	5,551	322	—	85,888
First Industrial Realty Trust Inc.	122,413	25,907	8,524	1,574	—	145,617
First Potomac Realty Trust	52,345	7,737	3,745	204	—	56,891
Franklin Street Properties Corp.	73,834	11,551	5,936	1,329	310	80,275
Gaming and Leisure
Properties Inc.	—	257,930	11,197	6,572	—	218,694
Geo Group Inc.	164,618	24,906	12,553	5,841	—	181,987
Getty Realty Corp.	34,606	5,157	2,474	523	147	36,030
Glimcher Realty Trust	84,782	15,422	7,992	701	—	114,254
Government Properties
Income Trust	92,220	37,581	7,312	2,903	85	116,906
Gramercy Property Trust Inc.	—	46,359	579	270	—	45,950
HCP Inc.	1,218,577	192,313	95,317	24,112	2,606	1,392,801
Health Care REIT Inc.	1,132,528	185,256	80,523	15,942	964	1,353,524
Healthcare Realty Trust Inc.	150,037	24,274	12,203	1,395	234	173,935
Healthcare Trust of America Inc.
Class A	127,369	72,991	6,695	2,999	2	207,307
Hersha Hospitality Trust Class A	67,635	19,567	4,659	661	—	98,310
Highwoods Properties Inc.	225,216	37,169	16,362	3,904	533	277,528
Home Properties Inc.	216,497	36,405	17,993	3,929	762	275,354
Hospitality Properties Trust	260,325	44,536	20,442	10,446	—	313,575
Host Hotels & Resorts Inc.	941,903	164,571	76,231	15,527	183	1,206,857
Hudson Pacific Properties Inc.	78,084	20,370	6,840	508	—	106,971
Inland Real Estate Corp.	64,548	9,618	4,722	1,438	—	68,131
Investors Real Estate Trust	61,446	9,806	2,962	458	283	66,877
Kilroy Realty Corp.	293,633	51,036	23,702	1,535	20	372,585
Kimco Realty Corp.	584,925	96,278	49,686	8,348	1,007	672,748
Kite Realty Group Trust	55,438	9,401	3,184	111	132	NA3
LaSalle Hotel Properties	216,270	35,352	16,004	4,866	—	265,385
Lexington Realty Trust	143,757	28,656	8,031	3,041	34	165,574
Liberty Property Trust	355,136	59,780	20,932	7,648	1,674	379,394
LTC Properties Inc.	90,062	13,819	6,871	2,102	37	97,861
Macerich Co.	543,191	93,586	48,205	4,853	5,156	670,303

24

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			July 31,
	2014		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Mack-Cali Realty Corp.	115,506	18,600	8,737	1,844	122	130,296
Medical Properties Trust Inc.	145,055	29,805	10,056	3,190	415	167,125
Mid-America Apartment
Communities Inc.	329,311	54,953	27,243	6,355	1,225	384,540
Monmouth Real Estate
Investment Corp.	24,698	12,770	2,167	646	14	39,335
National Health Investors Inc.	118,344	18,523	7,208	2,827	181	123,254
National Retail Properties Inc.	274,761	45,003	21,513	5,554	110	318,321
Omega Healthcare Investors Inc.	255,531	50,850	13,200	5,972	—	332,991
One Liberty Properties Inc.	17,710	2,411	917	584	82	19,012
Parkway Properties Inc.	NA4	13,752	5,874	427	80	105,423
Pebblebrook Hotel Trust	126,718	24,600	8,324	2,101	—	170,616
Pennsylvania REIT	86,791	12,660	6,003	650	—	96,512
Piedmont Office Realty Trust Inc.
Class A	189,405	29,201	30,226	3,083	682	220,143
Post Properties Inc.	175,010	28,483	15,589	1,812	143	215,984
Prologis Inc.	1,319,733	215,152	108,121	4,976	18,572	1,495,720
PS Business Parks Inc.	107,244	17,566	8,115	1,439	—	121,920
Public Storage	1,573,408	260,237	133,646	29,367	6	1,841,821
RAIT Financial Trust	46,948	6,921	3,544	2,048	—	45,993
Ramco-Gershenson
Properties Trust	72,608	20,837	5,743	1,138	137	90,654
Realty Income Corp.	546,288	162,780	50,131	12,205	—	693,601
Regency Centers Corp.	303,399	50,664	26,087	4,073	165	368,209
Retail Opportunity
Investments Corp.	70,948	33,069	8,872	897	—	100,022
Retail Properties of America Inc.	169,103	76,854	13,504	4,505	—	260,889
RLJ Lodging Trust	188,430	72,785	17,415	3,805	—	269,264
Ryman Hospitality
Properties Inc.	128,374	21,123	10,717	3,486	19	159,341
Sabra Health Care REIT Inc.	73,758	28,769	4,818	1,290	—	93,913
Senior Housing Properties Trust	289,249	68,249	24,263	7,110	709	338,242
Silver Bay Realty Trust Corp.	40,505	6,245	3,882	106	—	43,670
Simon Property Group Inc.	3,281,268	545,706	234,938	55,010	873	3,877,273
SL Green Realty Corp.	588,966	112,515	40,027	6,387	317	751,648
Sovran Self Storage Inc.	145,817	25,481	7,300	2,930	32	183,361
Spirit Realty Capital Inc.	254,720	77,163	22,245	8,707	192	335,518
STAG Industrial Inc.	62,049	17,033	7,321	1,849	14	75,534

25

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds			July 31,
	2014		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Starwood Waypoint
Residential Trust	—	88,840	4,091	—	—	75,334
Strategic Hotels & Resorts Inc.	104,533	67,862	8,136	—	—	192,320
Summit Hotel Properties Inc.	49,408	9,689	3,094	1,015	—	64,164
Sun Communities Inc.	109,513	37,816	9,507	1,337	—	155,850
Sunstone Hotel Investors Inc.	160,220	46,590	13,621	1,376	—	209,646
Tanger Factory Outlet
Centers Inc.	215,240	35,051	15,557	3,177	14	242,594
Taubman Centers Inc.	283,451	48,151	28,592	3,800	—	340,654
UDR Inc.	416,768	70,475	35,189	5,132	4,248	536,378
Universal Health Realty
Income Trust	34,965	5,084	1,983	639	352	37,717
Ventas Inc.	1,249,299	196,793	96,964	28,949	1,238	1,370,840
Vornado Realty Trust	1,055,342	178,884	90,830	8,194	628	1,310,943
WP Carey Inc.	NA4	303,774	21,508	11,451	—	430,230
Washington Prime Group Inc.	—	8,960	6,912	—	—	215,023
Washington REIT	105,809	17,003	8,526	1,910	191	132,528
Weingarten Realty Investors	229,316	37,964	19,653	4,318	1,007	279,694
Whitestone REIT	19,857	3,270	1,036	711	1	24,105
Winthrop Realty Trust	25,639	5,859	1,647	783	—	38,264
Total	34,042,854	7,358,544	2,768,106	567,754	104,002	42,609,271
1 Not applicable—In April 2014, BRE Properties Inc. merged with Essex Property Trust Inc.
2 Not Applicable—In February 2014, Cole Real Estate Investment Inc. merged with American Realty Capital Properties Inc.
3 Not applicable—At July 31, 2014, the security was still held, but the issuer was no longer an affiliated company of the fund.
4 Not applicable—At January 31, 2014, the issuer was not an affiliated company of the fund.

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	1/31/2014	7/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,129.12	$1.37
Admiral Shares	1,000.00	1,129.98	0.63
Signal Shares	1,000.00	1,130.27	0.63
Institutional Shares	1,000.00	1,129.47	0.53
ETF Shares	1,000.00	1,129.86	0.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.51	$1.30
Admiral Shares	1,000.00	1,024.20	0.60
Signal Shares	1,000.00	1,024.20	0.60
Institutional Shares	1,000.00	1,024.30	0.50
ETF Shares	1,000.00	1,024.20	0.60
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.10% for Institutional Shares, and 0.12% for ETF
Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

28

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

29

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

30

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
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Text Telephone for People	Additional Information contains a more detailed
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: September 18, 2014

VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: September 18, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.